Fidelity® Select Portfolios®

Fund/Class	Ticker
Air Transportation Portfolio	FSAIX
Automotive Portfolio	FSAVX
Banking Portfolio	FSRBX
Biotechnology Portfolio	FBIOX
Brokerage and Investment Management Portfolio	FSLBX
Chemicals Portfolio	FSCHX
Communications Equipment Portfolio	FSDCX
Communication Services Portfolio (formerly known as Multimedia Portfolio)	FBMPX
Computers Portfolio	FDCPX
Construction and Housing Portfolio	FSHOX
Consumer Discretionary Portfolio	FSCPX
Consumer Finance Portfolio	FSVLX
Consumer Staples Portfolio/Consumer Staples Portfolio	FDFAX
Defense and Aerospace Portfolio	FSDAX
Energy Portfolio	FSENX
Energy Service Portfolio	FSESX
Environment and Alternative Energy Portfolio	FSLEX
Financial Services Portfolio	FIDSX
Gold Portfolio/Gold Portfolio	FSAGX
Health Care Portfolio	FSPHX
Health Care Services Portfolio	FSHCX
Industrials Portfolio	FCYIX
Insurance Portfolio	FSPCX
IT Services Portfolio	FBSOX
Leisure Portfolio	FDLSX
Materials Portfolio/Materials Portfolio	FSDPX
Medical Technology and Devices Portfolio (formerly Medical Equipment and Systems Portfolio)	FSMEX
Natural Gas Portfolio	FSNGX
Natural Resources Portfolio	FNARX
Pharmaceuticals Portfolio	FPHAX
Retailing Portfolio	FSRPX
Semiconductors Portfolio	FSELX
Software and IT Services Portfolio	FSCSX
Technology Portfolio	FSPTX
Telecommunications Portfolio/Telecommunications Portfolio	FSTCX
Transportation Portfolio	FSRFX
Utilities Portfolio	FSUTX
Wireless Portfolio	FWRLX

Funds of Fidelity Select Portfolios

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2018

As Revised November 30, 2018

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated April 28, 2018, as revised November 30, 2018, or SAI, dated April 28, 2018, as revised November 30, 2018, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

SEL-PTB-0418-01
1.474722.123

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For Air Transportation Portfolio

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the air transportation industries.

For Automotive Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the automotive industries.

For Banking Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in banking.

For Biotechnology Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the biotechnology industries.

For Brokerage and Investment Management Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the brokerage and investment management industries.

For Chemicals Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the chemicals industries.

For Communications Equipment Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the communications equipment industries.

For Communication Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the communication services industries.

For Computers Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the computers industries.

For Construction and Housing Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the construction and housing industries.

For Consumer Discretionary Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer discretionary industries.

For Consumer Finance Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer finance industry.

For Consumer Staples Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the consumer staples industries.

For Defense and Aerospace Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the defense and aerospace industries.

For Energy Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the energy industries.

For Energy Service Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the energy service industries.

For Environment and Alternative Energy Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the environment and alternative energy industries.

For Financial Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the financial services industries.

For Gold Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the gold industries.

For Health Care Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the health care industries.

For Health Care Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the health care services industries.

For Industrials Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the industrials industries.

For Insurance Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the insurance industries.

For IT Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the information technology industries.

For Leisure Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the leisure industries.

For Materials Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the materials industries.

For Medical Technology and Devices Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the medical technology and devices industries.

For Natural Gas Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the natural gas industries.

For Natural Resources Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the natural resources industries.

For Pharmaceuticals Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the pharmaceuticals industries.

For Retailing Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the retailing industries.

For Semiconductors Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the semiconductors industries.

For Software and IT Services Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the software and information technology services industries.

For Technology Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the technology industries.

For Telecommunications Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the telecommunications industries.

For Transportation Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the transportation industries.

For Utilities Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the utilities industries.

For Wireless Portfolio:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the wireless industries.

For purposes of each fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity SelectCo, LLC (SelectCo) looks through to the U.S. Government securities.

For purposes of each fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, SelectCo looks through to the holdings of the central fund.

For purposes of each fund's (other than Brokerage and Investment Management Portfolio and Financial Services Portfolio) concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities.

For purposes of each of Brokerage and Investment Management Portfolio's and Financial Services Portfolio's concentration limitation discussed above, SelectCo may consider an issuer to be principally engaged in the designated business activity or activities if: (i) at least a plurality of an issuer's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity or activities. An issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for the fund.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund (other than Gold Portfolio and Natural Resources Portfolio):

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

For Gold Portfolio:

The fund may not purchase any precious metals if, as a result, more than 50% of its total assets would be invested in precious metals.

The fund may not purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

For purposes of Gold Portfolio's precious metals and commodities limitations discussed above, SelectCo currently intends to treat investments in securities whose redemption value is indexed to the price of gold or other precious metals as investments in precious metals.

For Natural Resources Portfolio:

The fund may not purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

For purposes of Natural Resources Portfolio's commodities limitation discussed above, SelectCo currently intends to treat investments in securities whose redemption value is indexed to the price of precious metals as investments in precious metals.

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For each fund (other than Industrials Portfolio, IT Services Portfolio, Medical Technology and Devices Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio):

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Industrials Portfolio, IT Services Portfolio, Medical Technology and Devices Portfolio, and Natural Resources Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by SelectCo or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition, as a matter of fundamental policy:

Each of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Communication Services Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio seeks capital appreciation.

With the exception of Industrials Portfolio, IT Services Portfolio, Medical Technology and Devices Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio, each Select stock fund seeks to achieve its investment objective by investing primarily in equity securities, including common stocks and securities convertible into common stocks, and for Gold Portfolio, in certain precious metals. For each Select stock fund (except Industrials Portfolio, IT Services Portfolio, Medical Technology and Devices Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio), SelectCo does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For each fund:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer or in the securities of certain publicly-traded partnerships and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

For each fund:

The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which SelectCo or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which SelectCo or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For each fund (other than Industrials Portfolio, IT Services Portfolio, Medical Technology and Devices Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, and Wireless Portfolio):

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Industrials Portfolio, IT Services Portfolio, Medical Technology and Devices Portfolio, and Natural Resources Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity SelectCo, LLC or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Brokerage and Investment Management Portfolio. The extent to which the fund may invest in a company that engages in securities-related activities is limited by federal securities laws.

Financial Services Portfolio. The extent to which the fund may invest in a company that engages in securities-related activities is limited by federal securities laws.

Communication Services Portfolio. The extent to which the fund may invest in corporate broadcast licensees is limited by Federal Communications Commission regulations.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. Similarly, the Subsidiary in which Gold Portfolio invests has also filed a notice claiming an exemption from the definition of CPO with respect to its operations. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion and exemption, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion or exemption in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock  represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Companies "Principally Engaged" in a Designated Business Activity.  For purposes of a Fidelity® fund's policy to normally invest at least 80% of its assets in securities of companies principally engaged in the business activity or activities identified for the fund, Fidelity may consider a company to be principally engaged in the designated business activity or activities if: (i) at least a plurality of a company's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity or activities. For each of Brokerage and Investment Management Portfolio and Financial Services Portfolio, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for the fund.

Convertible Securities  are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions.  A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Communication Services Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Securities  cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Gold Portfolio and Natural Resources Portfolio may purchase securities indexed to the price of precious metals as an alternative to direct investment in precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. A fund will purchase precious metals-indexed securities only when its adviser is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by a fund, and may have maturities of one year or more. In addition, the securities may be subject to being put by a fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Investment in Wholly-Owned Subsidiary (Gold Portfolio only).  Gold Portfolio may invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (Subsidiary).

Gold Portfolio wholly owns and controls the Subsidiary. Unlike the fund, the Subsidiary is not registered under the 1940 Act and therefore is not subject to the investor protections of the 1940 Act. The Subsidiary is expected to invest primarily in gold and other precious metals. As a result, the Subsidiary is subject to risks similar to those of the fund, including the risks of investing in the gold industry.

By investing in the Subsidiary, Gold Portfolio may gain exposure to gold and other precious metals within the limits of Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Although income from investment in gold and other commodities typically is not "qualifying income," the fund relies on a private letter ruling from the Internal Revenue Service ruling that income from investment in the Subsidiary will constitute "qualifying income" under Subchapter M. Changes in U.S. or Cayman Islands laws could cause investments in the Subsidiary to fail to work as expected.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Precious Metals.  Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Real Estate Investment Trusts.  Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Short Sales "Against the Box"  are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  Each of Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Communication Services Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants.  Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) bankruptcy judgments may only be permitted to be paid in the local currency; (ix) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (x) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. As the pace of economic growth in China declines and commodities continue to experience price volatility, emerging markets may face significant economic difficulties as demand for their exports weakens. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. In recent years, interest rates in the U.S. and certain European countries have been at or near historically low levels. The U.S. Federal Reserve has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the global financial system may rise.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any further increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, and persistent low growth in the global economy may inhibit growth for emerging market countries.

Canada.

Political. Canada's parliamentary system of government is, in general, stable. Quebec does have a "separatist" opposition party whose objective is to achieve sovereignty and increased self-governing legal and financial powers for the province. To date, referendums on Quebec sovereignty have not been successful. If a referendum in favor of the independence of Quebec were successful, the Canadian federal government may be obliged to negotiate with Quebec.

Economic. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (NAFTA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of NAFTA, or its recently negotiated successor – the United States-Mexico-Canada Agreement – may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest, especially as the prices for commodities, in particular oil, have fallen in recent years, adversely affecting the Canadian economy. Furthermore, enduring volatility in the strength of the Canadian dollar may negatively impact Canada's ability to export, which could limit Canada's economic growth.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by SelectCo pursuant to authority contained in the management contract. To the extent that SelectCo grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from SelectCo's policies, may apply to that fund, subject to applicable law.

SelectCo or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review SelectCo's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

SelectCo.

The Selection of Securities Brokers and Dealers

SelectCo or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of SelectCo, to execute a fund's portfolio securities transactions, SelectCo or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to SelectCo's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, SelectCo or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with SelectCo or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which SelectCo or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, SelectCo or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. SelectCo or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. SelectCo or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of SelectCo or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. SelectCo or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of SelectCo) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to SelectCo or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. SelectCo or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement SelectCo's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although SelectCo or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in SelectCo's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, SelectCo or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to SelectCo.  SelectCo's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which SelectCo or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that SelectCo or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to SelectCo or its affiliates or have no explicit cost associated with them. In addition, SelectCo or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

SelectCo's Decision-Making Process.  In connection with the allocation of fund brokerage, SelectCo or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to SelectCo or its affiliates, viewed in terms of the particular transaction for a fund or SelectCo's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which SelectCo or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While SelectCo or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither SelectCo, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist SelectCo or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which SelectCo or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by SelectCo or its affiliates.

Research Contracts.  SelectCo or its affiliates have arrangements with certain third-party research providers and brokers through whom SelectCo or its affiliates effect fund trades, whereby SelectCo or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, SelectCo or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to SelectCo or its affiliates, or that may be available from another broker. SelectCo or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. SelectCo's or its affiliates' determination to pay for research products and services separately is wholly voluntary on SelectCo's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

SelectCo or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of SelectCo) who have entered into arrangements with SelectCo or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

SelectCo or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided SelectCo or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, SelectCo or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, SelectCo or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than SelectCo or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by SelectCo to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

FMR Co., Inc. (FMRC).

The Selection of Securities Brokers and Dealers

FMRC or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMRC, to execute a fund's portfolio securities transactions, FMRC or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMRC's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMRC or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMRC or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, FMRC or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMRC or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FMRC or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMRC or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMRC or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMRC) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMRC or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMRC's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FMRC or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in FMRC's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMRC or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to FMRC.  FMRC's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMRC or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMRC or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMRC or its affiliates or have no explicit cost associated with them. In addition, FMRC or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FMRC's Decision-Making Process.  In connection with the allocation of fund brokerage, FMRC or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMRC or its affiliates, viewed in terms of the particular transaction for a fund or FMRC's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMRC or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit the fund. While FMRC or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMRC, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMRC or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which FMRC or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMRC or its affiliates.

Research Contracts.  FMRC or its affiliates have arrangements with certain third-party research providers and brokers through whom FMRC or its affiliates effect fund trades, whereby FMRC or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMRC or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMRC or its affiliates, or that may be available from another broker. FMRC or its affiliates view hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMRC's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FMRC's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Brokers (who are not affiliates of FMRC) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMRC or its affiliates.

Funds Managed within the European Union.  FMRC and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the “FCA”), where applicable.

Funds, or portions thereof, that are managed within the European Union by an FMRC affiliate will use research payment accounts (RPAs) to cover costs associated with high yield and equity external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMRC or its affiliates will establish a research budget. The budget will be set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both soft dollars and an RPA. Determinations as to what is eligible research and how costs are allocated will be made in accordance with FMRC’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one fund that uses an RPA may vary over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

If the costs of paying for external research exceed the amount collected from funds in a given strategy, FMRC or its affiliates may continue to charge those accounts beyond the agreed amount in accordance with the requirements of MiFID II, continue to acquire external research for the accounts using its own resources (referred to as “hard dollars”), or cease to purchase external research for those accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMRC and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to portfolio managers in the European Union that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

Commission Recapture

FMRC or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMRC) who have entered into arrangements with FMRC or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMRC or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FMRC or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, FMRC or its affiliates may place trades with brokers that use NFS or FCC as a clearing agent.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMRC or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FMRC or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMRC to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended February 28, 2018 and 2017. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in SelectCo's investment outlook.

Turnover Rates	2018	2017
Air Transportation Portfolio	86%	106%
Automotive Portfolio	117%	83%
Banking Portfolio	35%	34%
Biotechnology Portfolio	26%	28%
Brokerage and Investment Management Portfolio	75%	146%
Chemicals Portfolio	62%	85%
Communications Equipment Portfolio	56%	38%
Communication Services Portfolio	22%	33%
Computers Portfolio	57%	49%
Construction and Housing Portfolio	56%	87%
Consumer Discretionary Portfolio	74%	39%
Consumer Finance Portfolio	81%	44%
Consumer Staples Portfolio	76%	56%
Defense and Aerospace Portfolio	32%	24%
Energy Portfolio	59%	93%
Energy Service Portfolio	62%	96%
Environment and Alternative Energy Portfolio	47%	82%
Financial Services Portfolio	54%	84%
Gold Portfolio	13%	28%
Health Care Portfolio	75%	49%
Health Care Services Portfolio	65%	26%
Industrials Portfolio	64%	62%
Insurance Portfolio	21%	16%
IT Services Portfolio	26%	27%
Leisure Portfolio	56%	23%
Materials Portfolio	67%	49%
Medical Technology and Devices Portfolio	77%	55%
Natural Gas Portfolio	69%	76%
Natural Resources Portfolio	78%	84%
Pharmaceuticals Portfolio	89%	77%
Retailing Portfolio	24%	17%
Semiconductors Portfolio	110%	110%
Software and IT Services Portfolio	31%	44%
Technology Portfolio	71%	82%
Telecommunications Portfolio	66%	105%
Transportation Portfolio	47%	104%
Utilities Portfolio	66%	70%
Wireless Portfolio	85%	98%

During the fiscal year ended February 28, 2018, each of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, and Financial Services Portfolio held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended February 28, 2018.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Banking Portfolio	Citigroup, Inc.	$ 23,734,056
	Goldman Sachs Group, Inc.	$ 4,154,294
	JPMorgan Chase & Co.	$ 16,458,750
Brokerage and Investment Management Portfolio	Goldman Sachs Group, Inc.	$ 22,848,617
	Morgan Stanley	$ 29,741,018
Consumer Finance Portfolio	JPMorgan Chase & Co.	$ 5,047,350
Financial Services Portfolio	Bank of America Corp.	$ 71,968,200
	Goldman Sachs Group, Inc.	$ 59,159,250
	Investment Technology Group, Inc.	$ 6,937,000
	JPMorgan Chase & Co.	$ 43,705,200

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended February 28, 2018, February 28, 2017, and February 29, 2016. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Air Transportation Portfolio	February 28
	2018	$223,666	0.06%
	2017	$339,086	0.10%
	2016(1)	$530,540	0.12%
Automotive Portfolio	February 28
	2018	$44,938	0.08%
	2017	$51,858	0.09%
	2016(1)	$131,108	0.12%
Banking Portfolio	February 28
	2018	$414,195	0.04%
	2017	$442,765	0.06%
	2016(1)	$584,544	0.09%
Biotechnology Portfolio	February 28
	2018	$2,333,217	0.03%
	2017	$4,237,449	0.04%
	2016(1)	$3,059,998	0.02%
Brokerage and Investment Management Portfolio	February 28
	2018	$325,959	0.07%
	2017	$535,007	0.16%
	2016(1)	$460,100	0.09%
Chemicals Portfolio	February 28
	2018	$1,065,390	0.06%
	2017	$984,767	0.07%
	2016(1)	$872,778	0.07%
Communications Equipment Portfolio	February 28
	2018	$154,508	0.08%
	2017	$99,764	0.05%
	2016(1)	$121,713	0.06%
Communication Services Portfolio	February 28
	2018	$226,580	0.04%
	2017	$149,296	0.03%
	2016(1)	$360,899	0.05%
Computers Portfolio	February 28
	2018	$424,540	0.08%
	2017	$272,141	0.07%
	2016(1)	$440,491	0.07%
Construction and Housing Portfolio	February 28
	2018	$167,460	0.04%
	2017	$354,884	0.08%
	2016(1)	$391,332	0.08%
Consumer Discretionary Portfolio	February 28
	2018	$354,201	0.05%
	2017	$291,993	0.03%
	2016	$671,418	0.06%
Consumer Finance Portfolio	February 28
	2018	$124,399	0.13%
	2017	$50,405	0.05%
	2016(1)	$74,987	0.06%
Consumer Staples Portfolio	February 28
	2018	$1,917,731	0.07%
	2017	$2,069,305	0.06%
	2016(1)	$1,445,749	0.05%
Defense and Aerospace Portfolio	February 28
	2018	$512,647	0.02%
	2017	$205,746	0.02%
	2016(1)	$284,817	0.03%
Energy Portfolio	February 28
	2018	$1,762,399	0.09%
	2017	$2,587,067	0.11%
	2016(1)	$2,123,644	0.11%
Energy Service Portfolio	February 28
	2018	$849,946	0.17%
	2017	$1,087,700	0.20%
	2016(1)	$834,168	0.14%
Environment and Alternative Energy Portfolio	February 28
	2018	$69,817	0.04%
	2017	$55,910	0.06%
	2016(1)	$10,994	0.01%
Financial Services Portfolio	February 28
	2018	$446,073	0.04%
	2017	$649,669	0.06%
	2016(1)	$816,938	0.06%
Gold Portfolio	February 28
	2018	$501,572	0.03%
	2017	$779,932	0.05%
	2016(1)	$526,673	0.06%
Health Care Portfolio	February 28
	2018	$3,384,198	0.05%
	2017	$2,704,025	0.04%
	2016(1)	$4,390,210	0.05%
Health Care Services Portfolio	February 28
	2018	$273,986	0.03%
	2017	$150,704	0.02%
	2016(1)	$174,059	0.02%
Industrials Portfolio	February 28
	2018	$399,631	0.04%
	2017	$405,351	0.04%
	2016(1)	$585,602	0.05%
Insurance Portfolio	February 28
	2018	$114,533	0.02%
	2017	$62,441	0.01%
	2016(1)	$112,868	0.03%
IT Services Portfolio	February 28
	2018	$249,519	0.01%
	2017	$506,490	0.03%
	2016(1)	$698,043	0.05%
Leisure Portfolio	February 28
	2018	$154,985	0.03%
	2017	$86,392	0.02%
	2016(1)	$195,351	0.04%
Materials Portfolio	February 28
	2018	$943,827	0.06%
	2017	$626,328	0.04%
	2016(1)	$991,670	0.06%
Medical Technology and Devices Portfolio	February 28
	2018	$1,457,599	0.04%
	2017	$1,214,995	0.05%
	2016(1)	$748,620	0.04%
Natural Gas Portfolio	February 28
	2018	$387,448	0.12%
	2017	$580,294	0.14%
	2016(1)	$380,723	0.10%
Natural Resources Portfolio	February 28
	2018	$800,464	0.09%
	2017	$901,849	0.11%
	2016(1)	$670,058	0.11%
Pharmaceuticals Portfolio	February 28
	2018	$778,585	0.09%
	2017	$1,008,755	0.07%
	2016(1)	$1,033,997	0.05%
Retailing Portfolio	February 28
	2018	$272,189	0.01%
	2017	$303,665	0.02%
	2016(1)	$276,793	0.02%
Semiconductors Portfolio	February 28
	2018	$3,461,924	0.11%
	2017	$2,791,219	0.14%
	2016(1)	$4,608,281	0.26%
Software and IT Services Portfolio	February 28
	2018	$756,792	0.02%
	2017	$1,166,954	0.03%
	2016(1)	$1,011,216	0.03%
Technology Portfolio	February 28
	2018	$4,705,486	0.08%
	2017	$3,704,889	0.11%
	2016(1)	$5,344,651	0.19%
Telecommunications Portfolio	February 28
	2018	$630,177	0.13%
	2017	$1,420,387	0.16%
	2016(1)	$549,102	0.11%
Transportation Portfolio	February 28
	2018	$239,795	0.04%
	2017	$441,150	0.09%
	2016(1)	$713,079	0.12%
Utilities Portfolio	February 28
	2018	$574,600	0.08%
	2017	$663,883	0.08%
	2016(1)	$760,318	0.10%
Wireless Portfolio	February 28
	2018	$265,818	0.09%
	2017	$265,124	0.12%
	2016(1)	$174,787	0.07%

(1)  Fiscal year ended February 29.

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2018. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Feb 28	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Air Transportation Portfolio	2018	NFS(1)	FMR LLC	$6,828	3.05%	11.85%
	2018	Luminex	FMR LLC	$153	0.07%	0.66%
	2017	NFS	FMR LLC	$12,105
	2017	Luminex	FMR LLC	$432
	2016(2)	NFS	FMR LLC	$14,707
	2016(2)	Luminex	FMR LLC	$621
Automotive Portfolio	2018	NFS(1)	FMR LLC	$1,207	2.69%	6.61%
	2018	Luminex	FMR LLC	$21	0.05%	0.28%
	2017	NFS	FMR LLC	$1,083
	2017	Luminex	FMR LLC	$222
	2016(2)	NFS	FMR LLC	$2,937
Banking Portfolio	2018	NFS(1)	FMR LLC	$12,512	3.02%	7.87%
	2018	Luminex	FMR LLC	$269	0.06%	0.37%
	2017	NFS	FMR LLC	$13,867
	2017	Luminex	FMR LLC	$798
	2016(2)	NFS	FMR LLC	$12,799
	2016(2)	Luminex	FMR LLC	$25
Biotechnology Portfolio	2018	NFS(1)	FMR LLC	$187,880	8.05%	18.66%
	2018	Luminex	FMR LLC	$5,923	0.25%	1.27%
	2017	NFS	FMR LLC	$363,441
	2017	Luminex	FMR LLC	$8,664
	2016(2)	NFS	FMR LLC	$285,132
	2016(2)	Luminex	FMR LLC	$976
Brokerage and Investment Management Portfolio	2018	NFS(1)	FMR LLC	$4,474	1.37%	6.45%
	2018	Luminex	FMR LLC	$132	0.04%	0.81%
	2017	NFS	FMR LLC	$24,073
	2017	Luminex	FMR LLC	$993
	2016(2)	NFS	FMR LLC	$5,933
	2016(2)	Luminex	FMR LLC	$438
Chemicals Portfolio	2018	NFS(1)	FMR LLC	$28,077	2.64%	13.40%
	2018	Luminex(1)	FMR LLC	$2,011	0.19%	2.47%
	2017	NFS	FMR LLC	$52,130
	2017	Luminex	FMR LLC	$881
	2016(2)	NFS	FMR LLC	$13,944
	2016(2)	Luminex	FMR LLC	$241
Communications Equipment Portfolio	2018	NFS(1)	FMR LLC	$6,624	4.29%	16.47%
	2018	Luminex	FMR LLC	$92	0.06%	0.70%
	2017	NFS	FMR LLC	$4,409
	2017	Luminex	FMR LLC	$30
	2016(2)	NFS	FMR LLC	$5,685
	2016(2)	Luminex	FMR LLC	$51
Communication Services Portfolio	2018	NFS(1)	FMR LLC	$6,539	2.89%	9.37%
	2018	Luminex	FMR LLC	$0	0.00%	0.00%
	2017	NFS	FMR LLC	$3,706
	2017	Luminex	FMR LLC	$210
	2016(2)	NFS	FMR LLC	$12,959
	2016(2)	Luminex	FMR LLC	$23
Computers Portfolio	2018	NFS(1)	FMR LLC	$9,646	2.27%	8.19%
	2018	Luminex	FMR LLC	$274	0.06%	0.80%
	2017	NFS	FMR LLC	$7,172
	2017	Luminex	FMR LLC	$133
	2016(2)	NFS	FMR LLC	$15,049
	2016(2)	Luminex	FMR LLC	$50
Construction and Housing Portfolio	2018	NFS(1)	FMR LLC	$6,477	3.87%	13.15%
	2018	Luminex	FMR LLC	$8	0.00%	0.06%
	2017	NFS	FMR LLC	$15,786
	2017	Luminex	FMR LLC	$657
	2016(2)	NFS	FMR LLC	$19,172
	2016(2)	Luminex	FMR LLC	$14
Consumer Discretionary Portfolio	2018	NFS(1)	FMR LLC	$11,497	3.25%	10.98%
	2018	Luminex	FMR LLC	$631	0.18%	1.26%
	2017	NFS	FMR LLC	$6,269
	2017	Luminex	FMR LLC	$823
	2016(2)	NFS	FMR LLC	$9,611
	2016(2)	Luminex	FMR LLC	$365
Consumer Finance Portfolio	2018	NFS(1)	FMR LLC	$2,855	2.30%	8.16%
	2018	Luminex	FMR LLC	$191	0.15%	0.58%
	2017	NFS	FMR LLC	$2,055
	2017	Luminex	FMR LLC	$4
	2016(2)	NFS	FMR LLC	$2,115
Consumer Staples Portfolio	2018	NFS(1)	FMR LLC	$64,818	3.38%	12.60%
	2018	Luminex(1)	FMR LLC	$3,494	0.18%	2.74%
	2017	NFS	FMR LLC	$28,361
	2017	Luminex	FMR LLC	$1,755
	2016(2)	NFS	FMR LLC	$15,258
	2016(2)	Luminex	FMR LLC	$251
Defense and Aerospace Portfolio	2018	NFS(1)	FMR LLC	$17,683	3.45%	16.76%
	2018	Luminex	FMR LLC	$294	0.06%	0.49%
	2017	NFS	FMR LLC	$13,314
	2017	Luminex	FMR LLC	$600
	2016(2)	NFS	FMR LLC	$6,698
	2016(2)	Luminex	FMR LLC	$147
Energy Portfolio	2018	NFS(1)	FMR LLC	$39,300	2.23%	8.61%
	2018	Luminex	FMR LLC	$3,146	0.18%	1.56%
	2017	NFS	FMR LLC	$78,031
	2017	Luminex	FMR LLC	$2,761
	2016(2)	NFS	FMR LLC	$38,852
	2016(2)	Luminex	FMR LLC	$417
Energy Service Portfolio	2018	NFS(1)	FMR LLC	$15,142	1.78%	4.65%
	2018	Luminex	FMR LLC	$963	0.11%	0.61%
	2017	NFS	FMR LLC	$36,634
	2017	Luminex	FMR LLC	$1,099
	2016(2)	NFS	FMR LLC	$15,992
	2016(2)	Luminex	FMR LLC	$59
Environment and Alternative Energy Portfolio	2018	NFS(1)	FMR LLC	$959	1.37%	5.54%
	2018	Luminex	FMR LLC	$16	0.02%	0.14%
	2017	NFS	FMR LLC	$2,595
	2017	Luminex	FMR LLC	$1
	2016(2)	NFS	FMR LLC	$258
Financial Services Portfolio	2018	NFS(1)	FMR LLC	$11,480	2.57%	9.25%
	2018	Luminex	FMR LLC	$327	0.07%	0.68%
	2017	NFS	FMR LLC	$22,881
	2017	Luminex	FMR LLC	$905
	2016(2)	NFS	FMR LLC	$11,782
	2016(2)	Luminex	FMR LLC	$54
Gold Portfolio	2018	NFS(1)	FMR LLC	$6,705	1.34%	3.77%
	2018	Luminex	FMR LLC	$0	0.00%	0.00%
	2017	NFS	FMR LLC	$8,571
	2016(2)	NFS	FMR LLC	$6,119
Health Care Portfolio	2018	NFS(1)	FMR LLC	$123,966	3.66%	15.04%
	2018	Luminex(1)	FMR LLC	$11,012	0.33%	2.56%
	2017	NFS	FMR LLC	$121,967
	2017	Luminex	FMR LLC	$7,341
	2016(2)	NFS	FMR LLC	$138,117
	2016(2)	Luminex	FMR LLC	$2,009
Health Care Services Portfolio	2018	NFS(1)	FMR LLC	$10,317	3.77%	9.48%
	2018	Luminex	FMR LLC	$243	0.09%	1.16%
	2017	NFS	FMR LLC	$6,438
	2017	Luminex	FMR LLC	$265
	2016(2)	NFS	FMR LLC	$7,744
	2016(2)	Luminex	FMR LLC	$16
Industrials Portfolio	2018	NFS(1)	FMR LLC	$18,523	4.64%	17.89%
	2018	Luminex(1)	FMR LLC	$1,616	0.40%	2.27%
	2017	NFS	FMR LLC	$17,355
	2017	Luminex	FMR LLC	$1,284
	2016(2)	NFS	FMR LLC	$13,783
	2016(2)	Luminex	FMR LLC	$24
Insurance Portfolio	2018	NFS(1)	FMR LLC	$2,127	1.86%	4.41%
	2018	Luminex	FMR LLC	$27	0.02%	0.10%
	2017	NFS	FMR LLC	$2,563
	2017	Luminex	FMR LLC	$5
	2016(2)	NFS	FMR LLC	$1,774
IT Services Portfolio	2018	NFS(1)	FMR LLC	$10,773	4.32%	11.55%
	2018	Luminex	FMR LLC	$490	0.20%	0.63%
	2017	NFS	FMR LLC	$22,671
	2017	Luminex	FMR LLC	$1,733
	2016(2)	NFS	FMR LLC	$29,066
	2016(2)	Luminex	FMR LLC	$388
Leisure Portfolio	2018	NFS(1)	FMR LLC	$6,929	4.47%	11.55%
	2018	Luminex	FMR LLC	$148	0.10%	0.40%
	2017	NFS	FMR LLC	$2,700
	2017	Luminex	FMR LLC	$62
	2016(2)	NFS	FMR LLC	$4,974
	2016(2)	Luminex	FMR LLC	$10
Materials Portfolio	2018	NFS(1)	FMR LLC	$34,665	3.67%	15.40%
	2018	Luminex	FMR LLC	$1,297	0.14%	1.74%
	2017	NFS	FMR LLC	$21,571
	2017	Luminex	FMR LLC	$550
	2016(2)	NFS	FMR LLC	$18,222
	2016(2)	Luminex	FMR LLC	$143
Medical Technology and Devices Portfolio	2018	NFS(1)	FMR LLC	$56,532	3.88%	13.11%
	2018	Luminex(1)	FMR LLC	$5,086	0.35%	2.47%
	2017	NFS	FMR LLC	$43,974
	2017	Luminex	FMR LLC	$2,157
	2016(2)	NFS	FMR LLC	$22,156
	2016(2)	Luminex	FMR LLC	$120
Natural Gas Portfolio	2018	NFS(1)	FMR LLC	$19,140	4.94%	17.99%
	2018	Luminex	FMR LLC	$40	0.01%	0.03%
	2017	NFS	FMR LLC	$9,697
	2017	Luminex	FMR LLC	$690
	2016(2)	NFS	FMR LLC	$9,421
	2016(2)	Luminex	FMR LLC	$25
Natural Resources Portfolio	2018	NFS(1)	FMR LLC	$24,719	3.09%	11.40%
	2018	Luminex(1)	FMR LLC	$1,830	0.23%	3.58%
	2017	NFS	FMR LLC	$35,206
	2017	Luminex	FMR LLC	$1,140
	2016(2)	NFS	FMR LLC	$10,191
	2016(2)	Luminex	FMR LLC	$22
Pharmaceuticals Portfolio	2018	NFS(1)	FMR LLC	$38,983	5.01%	15.46%
	2018	Luminex	FMR LLC	$1,050	0.13%	0.62%
	2017	NFS	FMR LLC	$45,493
	2017	Luminex	FMR LLC	$955
	2016(2)	NFS	FMR LLC	$34,124
	2016(2)	Luminex	FMR LLC	$44
Retailing Portfolio	2018	NFS(1)	FMR LLC	$5,183	1.90%	11.66%
	2018	Luminex	FMR LLC	$504	0.19%	0.81%
	2017	NFS	FMR LLC	$11,283
	2017	Luminex	FMR LLC	$595
	2016(2)	NFS	FMR LLC	$4,729
	2016(2)	Luminex	FMR LLC	$79
Semiconductors Portfolio	2018	NFS(1)	FMR LLC	$165,494	4.78%	14.46%
	2018	Luminex(1)	FMR LLC	$9,212	0.27%	2.12%
	2017	NFS	FMR LLC	$112,758
	2017	Luminex	FMR LLC	$6,573
	2016(2)	NFS	FMR LLC	$177,013
	2016(2)	Luminex	FMR LLC	$1,594
Software and IT Services Portfolio	2018	NFS(1)	FMR LLC	$39,037	5.16%	10.52%
	2018	Luminex	FMR LLC	$3,340	0.44%	1.71%
	2017	NFS	FMR LLC	$40,383
	2017	Luminex	FMR LLC	$992
	2016(2)	NFS	FMR LLC	$34,882
	2016(2)	Luminex	FMR LLC	$221
Technology Portfolio	2018	NFS(1)	FMR LLC	$134,829	2.87%	18.50%
	2018	Luminex	FMR LLC	$4,083	0.09%	1.40%
	2017	NFS	FMR LLC	$60,784
	2017	Luminex	FMR LLC	$4,151
	2016(2)	NFS	FMR LLC	$78,733
	2016(2)	Luminex	FMR LLC	$1,118
Telecommunications Portfolio	2018	NFS(1)	FMR LLC	$30,074	4.77%	11.97%
	2018	Luminex	FMR LLC	$740	0.12%	1.24%
	2017	NFS	FMR LLC	$42,985
	2017	Luminex	FMR LLC	$4,183
	2016(2)	NFS	FMR LLC	$19,297
	2016(2)	Luminex	FMR LLC	$212
Transportation Portfolio	2018	NFS(1)	FMR LLC	$9,773	4.08%	13.45%
	2018	Luminex	FMR LLC	$192	0.08%	0.66%
	2017	NFS	FMR LLC	$20,116
	2017	Luminex	FMR LLC	$1,690
	2016(2)	NFS	FMR LLC	$26,725
	2016(2)	Luminex	FMR LLC	$259
Utilities Portfolio	2018	NFS(1)	FMR LLC	$12,197	2.12%	8.83%
	2018	Luminex	FMR LLC	$639	0.11%	1.59%
	2017	NFS	FMR LLC	$20,674
	2017	Luminex	FMR LLC	$493
	2016(2)	NFS	FMR LLC	$14,498
	2016(2)	Luminex	FMR LLC	$689
Wireless Portfolio	2018	NFS(1)	FMR LLC	$4,233	1.59%	9.08%
	2018	Luminex(1)	FMR LLC	$454	0.17%	2.38%
	2017	NFS	FMR LLC	$3,345
	2017	Luminex	FMR LLC	$1
	2016(2)	NFS	FMR LLC	$3,105

(1)  The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

(2)  Fiscal year ended February 29.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2018.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Air Transportation Portfolio	February 28, 2018	$183,148	$466,314,209
Automotive Portfolio	February 28, 2018	$37,811	$76,337,413
Banking Portfolio	February 28, 2018	$364,629	$797,903,623
Biotechnology Portfolio	February 28, 2018	$1,800,267	$3,625,077,945
Brokerage and Investment Management Portfolio	February 28, 2018	$273,247	$506,036,585
Chemicals Portfolio	February 28, 2018	$984,743	$1,482,833,749
Communications Equipment Portfolio	February 28, 2018	$131,918	$138,962,639
Communication Services Portfolio	February 28, 2018	$216,092	$320,248,746
Computers Portfolio	February 28, 2018	$399,316	$519,649,323
Construction and Housing Portfolio	February 28, 2018	$151,639	$355,306,155
Consumer Discretionary Portfolio	February 28, 2018	$318,661	$840,084,568
Consumer Finance Portfolio	February 28, 2018	$116,301	$125,621,473
Consumer Staples Portfolio	February 28, 2018	$1,577,825	$2,987,360,157
Defense and Aerospace Portfolio	February 28, 2018	$368,743	$1,386,511,087
Energy Portfolio	February 28, 2018	$1,607,357	$1,918,317,245
Energy Service Portfolio	February 28, 2018	$532,309	$453,166,740
Environment and Alternative Energy Portfolio	February 28, 2018	$66,274	$150,556,287
Financial Services Portfolio	February 28, 2018	$416,269	$986,647,972
Gold Portfolio	February 28, 2018	$335,543	$344,213,717
Health Care Portfolio	February 28, 2018	$2,989,681	$7,002,124,744
Health Care Services Portfolio	February 28, 2018	$244,248	$802,311,276
Industrials Portfolio	February 28, 2018	$346,263	$869,343,521
Insurance Portfolio	February 28, 2018	$107,108	$418,957,436
IT Services Portfolio	February 28, 2018	$217,515	$694,585,957
Leisure Portfolio	February 28, 2018	$132,908	$429,862,347
Materials Portfolio	February 28, 2018	$883,500	$1,573,719,403
Medical Technology and Devices Portfolio	February 28, 2018	$1,300,179	$4,187,405,870
Natural Gas Portfolio	February 28, 2018	$287,952	$356,011,310
Natural Resources Portfolio	February 28, 2018	$684,906	$941,145,184
Pharmaceuticals Portfolio	February 28, 2018	$703,316	$1,321,508,007
Retailing Portfolio	February 28, 2018	$255,411	$772,718,890
Semiconductors Portfolio	February 28, 2018	$3,061,229	$4,664,180,860
Software and IT Services Portfolio	February 28, 2018	$651,173	$1,959,322,778
Technology Portfolio	February 28, 2018	$4,205,437	$5,936,701,229
Telecommunications Portfolio	February 28, 2018	$519,501	$704,238,889
Transportation Portfolio	February 28, 2018	$209,078	$515,883,438
Utilities Portfolio	February 28, 2018	$541,768	$735,575,991
Wireless Portfolio	February 28, 2018	$235,200	$316,989,803

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended December 31, 2017.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services
Air Transportation Portfolio	December 31, 2017	$67,894
Automotive Portfolio	December 31, 2017	$16,472
Banking Portfolio	December 31, 2017	$119,353
Biotechnology Portfolio	December 31, 2017	$653,293
Brokerage and Investment Management Portfolio	December 31, 2017	$84,900
Chemicals Portfolio	December 31, 2017	$293,627
Communications Equipment Portfolio	December 31, 2017	$53,030
Communication Services Portfolio	December 31, 2017	$39,701
Computers Portfolio	December 31, 2017	$196,289
Construction and Housing Portfolio	December 31, 2017	$37,717
Consumer Discretionary Portfolio	December 31, 2017	$125,281
Consumer Finance Portfolio	December 31, 2017	$31,457
Consumer Staples Portfolio	December 31, 2017	$499,249
Defense and Aerospace Portfolio	December 31, 2017	$92,952
Energy Portfolio	December 31, 2017	$518,279
Energy Service Portfolio	December 31, 2017	$193,334
Environment and Alternative Energy Portfolio	December 31, 2017	$33,699
Financial Services Portfolio	December 31, 2017	$123,353
Gold Portfolio	December 31, 2017	$140,056
Health Care Portfolio	December 31, 2017	$985,461
Health Care Services Portfolio	December 31, 2017	$91,445
Industrials Portfolio	December 31, 2017	$87,385
Insurance Portfolio	December 31, 2017	$44,806
IT Services Portfolio	December 31, 2017	$99,257
Leisure Portfolio	December 31, 2017	$41,372
Materials Portfolio	December 31, 2017	$261,411
Medical Technology and Devices Portfolio	December 31, 2017	$394,719
Natural Gas Portfolio	December 31, 2017	$149,522
Natural Resources Portfolio	December 31, 2017	$174,149
Pharmaceuticals Portfolio	December 31, 2017	$296,956
Retailing Portfolio	December 31, 2017	$110,939
Semiconductors Portfolio	December 31, 2017	$816,349
Software and IT Services Portfolio	December 31, 2017	$269,277
Technology Portfolio	December 31, 2017	$1,734,448
Telecommunications Portfolio	December 31, 2017	$190,762
Transportation Portfolio	December 31, 2017	$65,229
Utilities Portfolio	December 31, 2017	$87,294
Wireless Portfolio	December 31, 2017	$86,611

VALUATION

The NAV is the value of a single share. For a non-multiple class fund, NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. For a multiple class fund, NAV is computed by adding a class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to SelectCo. SelectCo has established the SelectCo Fair Value Committee (the Committee) to fulfill these responsibilities. The Committee may rely on information and recommendations provided by the FMR Fair Value Committee (FMR Committee) or other affiliates of SelectCo in fulfilling its responsibilities, including the fair valuation of securities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. SelectCo engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

SelectCo reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if SelectCo determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of each fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently.

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

The following table shows a fund's aggregate capital loss carryforward as of February 28, 2018, which is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund must use losses that do not expire before it uses losses that do expire. Any applicable expiration dates are noted in the table. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund Name	Air Transportation Portfolio	Automotive Portfolio	Banking Portfolio	Biotechnology Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Brokerage and Investment Management Portfolio	Chemicals Portfolio	Communications Equipment Portfolio	Communication Services Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Computers Portfolio	Construction and Housing Portfolio	Consumer Discretionary Portfolio	Consumer Finance Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Consumer Staples Portfolio	Defense and Aerospace Portfolio	Energy Portfolio	Energy Service Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$329,951,724	$97,854,477
Total Non-Expiring CLC	$0	$0	$329,951,724	$97,854,477
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Environment and Alternative Energy Portfolio	Financial Services Portfolio	Gold Portfolio	Health Care Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$1,264,055,651	$0
Total Non-Expiring CLC	$0	$0	$1,264,055,651	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Health Care Services Portfolio	Industrials Portfolio	Insurance Portfolio	IT Services Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Leisure Portfolio	Materials Portfolio	Medical Technology and Devices Portfolio	Natural Gas Portfolio
Capital Loss Carryforward (CLC)	$0	$80,787	$0	$443,935,891
Total Non-Expiring CLC	$0	$0	$0	$228,183,183
Amount of CLC expiring on February 28:
2019	$0	$80,787	$0	$215,752,708
Fund Name	Natural Resources Portfolio	Pharmaceuticals Portfolio	Retailing Portfolio	Semiconductors Portfolio
Capital Loss Carryforward (CLC)	$145,952,764	$24,390,412	$0	$0
Total Non-Expiring CLC	$145,952,764	$24,390,412	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Software and IT Services Portfolio	Technology Portfolio	Telecommunications Portfolio	Transportation Portfolio
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Total Non-Expiring CLC	$0	$0	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0	$0	$0
Fund Name	Utilities Portfolio	Wireless Portfolio
Capital Loss Carryforward (CLC)	$0	$0
Total Non-Expiring CLC	$0	$0
Amount of CLC expiring on February 28:
2019	$0	$0

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. The amount of foreign taxes paid by the fund will be reduced to the extent that the fund lends securities over the dividend record date. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. For purposes of these rules, Gold Portfolio relies on a ruling from the Internal Revenue Service that income from investment in the Subsidiary will constitute "qualifying income" under Subchapter M.

Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from real estate investment trusts and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in real estate investment trusts or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in real estate investment trusts or publicly traded partnerships indirectly through a fund would not be eligible for the 20% deduction for their share of such taxable income.

Investment in the Subsidiary (Gold Portfolio only). Gold Portfolio intends to invest a portion of its assets in the Subsidiary. The Subsidiary, a foreign corporation, is wholly-owned by the fund, and the fund will be considered a "U.S. Shareholder" for purposes of the controlled foreign corporation (CFC) provisions of the Internal Revenue Code. As such, the fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income," including net gains from transactions in commodities. Subpart F income generally will be treated as ordinary income, regardless of the character of the Subsidiary's underlying income. In addition, any losses incurred by the Subsidiary can only offset income earned by the Subsidiary in the same year. Net losses earned by the Subsidiary will not be able to offset income earned by the fund and cannot be carried back or forward by the Subsidiary to offset income from prior or future years.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. Effective March 1, 2018, each fund’s Board of Trustees (Prior Board) combined its oversight responsibilities with Fidelity’s broader equity and high income funds under a single Board of Trustees (Combined Board). To the extent permissible, the information below discusses the structure and operation of the Combined Board. Information required as of a date prior to March 1, 2018 reflects the activities of the Prior Board.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function.  James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2018

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. Mr. Wiley also serves as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 28, 2018, the committee held nine meetings.

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended February 28, 2018, the committee held three meetings.

Effective March 1, 2018, the Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended February 28, 2018, the Equity I Committee held no meetings and the Equity II Committee held no meetings.

Effective March 1, 2018, the Board of Trustees has established the Shareholder, Distribution and Brokerage Committee. The Committee is composed of Messrs. Dirks (Chair), Thomas, and Wiley, and Ms. Small. Mr. Lautenbach may also attend Shareholder, Distribution and Brokerage Committee meetings. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended February 28, 2018, the committee held no meetings. Under the Prior Board, the oversight responsibilities discussed above were conducted by its Operations Committee, which met nine times during the fund’s most recently completed fiscal year.

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, and Lacy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 28, 2018, the committee held four meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and Wiley. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 28, 2018, the committee held five meetings.

Effective March 1, 2018, the Board of Trustees has established the Compliance Committee. The Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended February 28, 2018, the committee held no meetings. Under the Prior Board, the oversight responsibilities discussed above were conducted by its Operations Committee, which met nine times during the fund’s most recently completed fiscal year.

Effective March 1, 2018, the Board of Trustees has established the Proxy Voting Committee. The Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended February 28, 2018, the committee held no meetings. Under the Prior Board, the oversight responsibilities discussed above were conducted by its Operations Committee, which met nine times during the fund’s most recently completed fiscal year.

Effective March 1, 2018, the Board of Trustees has established the Research Committee. The Committee is composed of Messrs. Lacy (Chair), Thomas, and Wiley, and Ms. Small. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function. During the fiscal year ended February 28, 2018, the committee held no meetings.

Effective March 1, 2018, the Board of Trustees has established the Sector and ETF Committee. The Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to the funds advised by SelectCo LLC (Sector Funds) and the exchange-traded funds (ETFs) advised by FMR, and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds. The committee was established in March 2018 and has not yet held a meeting.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2017.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	James C.Curvey	Charles S.Morrison
Air Transportation Portfolio	none	none
Automotive Portfolio	none	none
Banking Portfolio	none	none
Biotechnology Portfolio	none	none
Brokerage and Investment Management Portfolio	none	none
Chemicals Portfolio	none	none
Communications Equipment Portfolio	none	none
Communication Services Portfolio	none	none
Computers Portfolio	none	none
Construction and Housing Portfolio	none	none
Consumer Discretionary Portfolio	none	none
Consumer Finance Portfolio	none	none
Consumer Staples Portfolio	none	none
Defense and Aerospace Portfolio	none	none
Energy Portfolio	none	none
Energy Service Portfolio	none	none
Environment and Alternative Energy Portfolio	none	none
Financial Services Portfolio	none	none
Gold Portfolio	none	none
Health Care Portfolio	none	none
Health Care Services Portfolio	none	none
Industrials Portfolio	none	none
Insurance Portfolio	none	none
IT Services Portfolio	none	none
Leisure Portfolio	none	none
Materials Portfolio	none	none
Medical Technology and Devices Portfolio	none	none
Natural Gas Portfolio	none	none
Natural Resources Portfolio	none	none
Pharmaceuticals Portfolio	none	none
Retailing Portfolio	none	none
Semiconductors Portfolio	none	none
Software and IT Services Portfolio	none	none
Technology Portfolio	none	none
Telecommunications Portfolio	none	none
Transportation Portfolio	none	none
Utilities Portfolio	none	none
Wireless Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J.Dirks	Donald F.Donahue	Alan J.Lacy	Ned C.Lautenbach
Air Transportation Portfolio	none	none	none	none
Automotive Portfolio	none	none	none	none
Banking Portfolio	none	none	none	none
Biotechnology Portfolio	none	none	none	none
Brokerage and Investment Management Portfolio	none	none	none	none
Chemicals Portfolio	none	none	none	none
Communications Equipment Portfolio	none	none	none	none
Communication Services Portfolio	none	none	none	none
Computers Portfolio	none	none	none	none
Construction and Housing Portfolio	none	none	none	none
Consumer Discretionary Portfolio	none	none	none	none
Consumer Finance Portfolio	none	none	none	none
Consumer Staples Portfolio	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none
Energy Portfolio	none	none	none	none
Energy Service Portfolio	none	none	none	none
Environment and Alternative Energy Portfolio	none	over $100,000	none	none
Financial Services Portfolio	none	none	none	none
Gold Portfolio	none	none	none	none
Health Care Portfolio	none	$10,001 - $50,000	none	none
Health Care Services Portfolio	none	none	none	none
Industrials Portfolio	none	none	none	none
Insurance Portfolio	none	none	none	none
IT Services Portfolio	none	over $100,000	none	none
Leisure Portfolio	none	none	none	none
Materials Portfolio	none	none	none	none
Medical Technology and Devices Portfolio	none	none	none	none
Natural Gas Portfolio	none	none	none	none
Natural Resources Portfolio	none	none	none	none
Pharmaceuticals Portfolio	none	over $100,000	none	none
Retailing Portfolio	none	none	none	none
Semiconductors Portfolio	none	none	none	none
Software and IT Services Portfolio	none	none	none	none
Technology Portfolio	none	$10,001 - $50,000	none	none
Telecommunications Portfolio	none	none	none	none
Transportation Portfolio	none	none	none	none
Utilities Portfolio	none	none	none	none
Wireless Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	JosephMauriello	Cornelia M.Small	Garnett A.Smith	David M.Thomas
Air Transportation Portfolio	none	none	$10,001 - $50,000	none
Automotive Portfolio	none	none	none	none
Banking Portfolio	none	none	none	none
Biotechnology Portfolio	none	none	$10,001 - $50,000	none
Brokerage and Investment Management Portfolio	none	none	none	none
Chemicals Portfolio	none	none	none	none
Communications Equipment Portfolio	none	none	none	none
Communication Services Portfolio	none	none	none	none
Computers Portfolio	none	none	none	none
Construction and Housing Portfolio	none	none	none	none
Consumer Discretionary Portfolio	none	none	$10,001 - $50,000	none
Consumer Finance Portfolio	none	none	none	none
Consumer Staples Portfolio	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none
Energy Portfolio	none	none	none	none
Energy Service Portfolio	none	none	none	none
Environment and Alternative Energy Portfolio	none	none	none	none
Financial Services Portfolio	none	none	none	none
Gold Portfolio	none	none	none	none
Health Care Portfolio	none	none	over $100,000	none
Health Care Services Portfolio	none	none	none	none
Industrials Portfolio	none	none	none	none
Insurance Portfolio	none	none	none	none
IT Services Portfolio	none	none	$10,001 - $50,000	none
Leisure Portfolio	none	none	none	none
Materials Portfolio	none	none	none	none
Medical Technology and Devices Portfolio	$50,001 - $100,000	none	none	none
Natural Gas Portfolio	none	none	none	none
Natural Resources Portfolio	$10,001 - $50,000	none	none	none
Pharmaceuticals Portfolio	none	none	none	none
Retailing Portfolio	none	none	none	none
Semiconductors Portfolio	none	none	none	none
Software and IT Services Portfolio	none	none	$10,001 - $50,000	none
Technology Portfolio	none	none	none	none
Telecommunications Portfolio	none	none	none	none
Transportation Portfolio	none	none	none	none
Utilities Portfolio	none	none	none	none
Wireless Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E.Wiley
Air Transportation Portfolio	none
Automotive Portfolio	none
Banking Portfolio	over $100,000
Biotechnology Portfolio	none
Brokerage and Investment Management Portfolio	none
Chemicals Portfolio	over $100,000
Communications Equipment Portfolio	none
Communication Services Portfolio	none
Computers Portfolio	none
Construction and Housing Portfolio	none
Consumer Discretionary Portfolio	over $100,000
Consumer Finance Portfolio	none
Consumer Staples Portfolio	none
Defense and Aerospace Portfolio	none
Energy Portfolio	none
Energy Service Portfolio	none
Environment and Alternative Energy Portfolio	none
Financial Services Portfolio	over $100,000
Gold Portfolio	none
Health Care Portfolio	over $100,000
Health Care Services Portfolio	none
Industrials Portfolio	over $100,000
Insurance Portfolio	none
IT Services Portfolio	none
Leisure Portfolio	none
Materials Portfolio	none
Medical Technology and Devices Portfolio	none
Natural Gas Portfolio	none
Natural Resources Portfolio	none
Pharmaceuticals Portfolio	none
Retailing Portfolio	none
Semiconductors Portfolio	none
Software and IT Services Portfolio	none
Technology Portfolio	over $100,000
Telecommunications Portfolio	none
Transportation Portfolio	none
Utilities Portfolio	none
Wireless Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 28, 2018, or calendar year ended December 31, 2017, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Dennis J.Dirks(2)	Donald F.Donahue(3)	Alan J.Lacy(2)	Ned C.Lautenbach(2)
Air Transportation Portfolio	--	$ 1,643	--	--
Automotive Portfolio	--	$ 223	--	--
Banking Portfolio	--	$ 4,174	--	--
Biotechnology Portfolio(4)	--	$ 38,112	--	--
Brokerage and Investment Management Portfolio(5)	--	$ 1,771	--	--
Chemicals Portfolio(6)	--	$ 7,240	--	--
Communications Equipment Portfolio	--	$ 790	--	--
Communication Services Portfolio	--	$2,576	--	--
Computers Portfolio(7)	--	$ 2,153	--	--
Construction and Housing Portfolio	--	$ 1,574	--	--
Consumer Discretionary Portfolio	--	$ 3,064	--	--
Consumer Finance Portfolio	--	$ 402	--	--
Consumer Staples Portfolio(8)	--	$ 11,129	--	--
Defense and Aerospace Portfolio(9)	--	$ 8,282	--	--
Energy Portfolio(10)	--	$ 8,230	--	--
Energy Service Portfolio(11)	--	$ 2,231	--	--
Environment and Alternative Energy Portfolio	--	$ 688	--	--
Financial Services Portfolio	--	$ 4,396	--	--
Gold Portfolio(12)	--	$ 6,052	--	--
Health Care Portfolio(13)	--	$ 27,696	--	--
Health Care Services Portfolio(14)	--	$ 3,249	--	--
Industrials Portfolio(15)	--	$ 3,719	--	--
Insurance Portfolio	--	$ 2,122	--	--
IT Services Portfolio	--	$ 7,529	--	--
Leisure Portfolio	--	$ 2,031	--	--
Materials Portfolio(16)	--	$ 6,855	--	--
Medical Technology and Devices Portfolio(17)	--	$ 15,452	--	--
Natural Gas Portfolio(18)	--	$ 1,385	--	--
Natural Resources Portfolio(19)	--	$ 3,701	--	--
Pharmaceuticals Portfolio(20)	--	$ 3,738	--	--
Retailing Portfolio	--	$ 7,797	--	--
Semiconductors Portfolio(21)	--	$ 13,118	--	--
Software and IT Services Portfolio(22)	--	$ 18,566	--	--
Technology Portfolio(23)	--	$ 22,903	--	--
Telecommunications Portfolio	--	$ 2,117	--	--
Transportation Portfolio	--	$ 2,309	--	--
Utilities Portfolio	--	$ 2,999	--	--
Wireless Portfolio	--	$ 1,138	--	--
TOTAL COMPENSATION FROM THE FUND COMPLEX	$466,500(24)	$390,500(25)	$430,000(24)	$531,000(24)
AGGREGATE COMPENSATION FROM A FUND	JosephMauriello(2)	Cornelia M.Small(2)	Garnett A.Smith	William S.Stavropoulos(26)
Air Transportation Portfolio	--	--	$ 1,624	--
Automotive Portfolio	--	--	$ 221	--
Banking Portfolio	--	--	$ 4,132	--
Biotechnology Portfolio(4)	--	--	$ 37,679	--
Brokerage and Investment Management Portfolio(5)	--	--	$ 1,750	--
Chemicals Portfolio(6)	--	--	$ 7,153	--
Communications Equipment Portfolio	--	--	$ 781	--
Communication Services Portfolio	--	--	$2,549	--
Computers Portfolio(7)	--	--	$ 2,129	--
Construction and Housing Portfolio	--	--	$ 1,558	--
Consumer Discretionary Portfolio	--	--	$ 3,032	--
Consumer Finance Portfolio	--	--	$ 397	--
Consumer Staples Portfolio(8)	--	--	$ 11,012	--
Defense and Aerospace Portfolio(9)	--	--	$ 8,174	--
Energy Portfolio(10)	--	--	$ 8,143	--
Energy Service Portfolio(11)	--	--	$ 2,210	--
Environment and Alternative Energy Portfolio	--	--	$ 680	--
Financial Services Portfolio	--	--	$ 4,343	--
Gold Portfolio(12)	--	--	$ 5,986	--
Health Care Portfolio(13)	--	--	$ 27,380	--
Health Care Services Portfolio(14)	--	--	$ 3,212	--
Industrials Portfolio(15)	--	--	$ 3,680	--
Insurance Portfolio	--	--	$ 2,102	--
IT Services Portfolio	--	--	$ 7,439	--
Leisure Portfolio	--	--	$ 2,007	--
Materials Portfolio(16)	--	--	$ 6,774	--
Medical Technology and Devices Portfolio(17)	--	--	$ 15,267	--
Natural Gas Portfolio(18)	--	--	$ 1,371	--
Natural Resources Portfolio(19)	--	--	$ 3,659	--
Pharmaceuticals Portfolio(20)	--	--	$ 3,699	--
Retailing Portfolio	--	--	$ 7,712	--
Semiconductors Portfolio(21)	--	--	$ 12,970	--
Software and IT Services Portfolio(22)	--	--	$ 18,348	--
Technology Portfolio(23)	--	--	$ 22,615	--
Telecommunications Portfolio	--	--	$ 2,099	--
Transportation Portfolio	--	--	$ 2,284	--
Utilities Portfolio	--	--	$ 2,964	--
Wireless Portfolio	--	--	$ 1,125	--
TOTAL COMPENSATION FROM THE FUND COMPLEX	$488,000(24)	$438,500(24)	$387,500(25)	$481,000(24)
AGGREGATE COMPENSATION FROM A FUND	David M.Thomas(2)	Carol B.Tomé	Michael E.Wiley
Air Transportation Portfolio	--	$ 1,526	$ 1,807
Automotive Portfolio	--	$ 207	$ 246
Banking Portfolio	--	$ 3,907	$ 4,607
Biotechnology Portfolio(4)	--	$ 35,462	$ 41,926
Brokerage and Investment Management Portfolio(5)	--	$ 1,643	$ 1,947
Chemicals Portfolio(6)	--	$ 6,704	$ 7,958
Communications Equipment Portfolio	--	$ 734	$ 871
Communication Services Portfolio	--	$2,406	$2,839
Computers Portfolio(7)	--	$ 1,997	$ 2,370
Construction and Housing Portfolio	--	$ 1,466	$ 1,738
Consumer Discretionary Portfolio	--	$ 2,845	$ 3,381
Consumer Finance Portfolio	--	$ 372	$ 443
Consumer Staples Portfolio(8)	--	$ 10,381	$ 12,271
Defense and Aerospace Portfolio(9)	--	$ 7,611	$ 9,085
Energy Portfolio(10)	--	$ 7,649	$ 9,075
Energy Service Portfolio(11)	--	$ 2,087	$ 2,463
Environment and Alternative Energy Portfolio	--	$ 637	$ 756
Financial Services Portfolio	--	$ 4,055	$ 4,833
Gold Portfolio(12)	--	$ 5,638	$ 6,663
Health Care Portfolio(13)	--	$ 25,714	$ 30,470
Health Care Services Portfolio(14)	--	$ 3,013	$ 3,575
Industrials Portfolio(15)	--	$ 3,454	$ 4,101
Insurance Portfolio	--	$ 1,996	$ 2,345
IT Services Portfolio	--	$ 6,949	$ 8,279
Leisure Portfolio	--	$ 1,882	$ 2,233
Materials Portfolio(16)	--	$ 6,329	$ 7,541
Medical Technology and Devices Portfolio(17)	--	$ 14,322	$ 16,977
Natural Gas Portfolio(18)	--	$ 1,295	$ 1,530
Natural Resources Portfolio(19)	--	$ 3,422	$ 4,073
Pharmaceuticals Portfolio(20)	--	$ 3,491	$ 4,121
Retailing Portfolio	--	$ 7,218	$ 8,592
Semiconductors Portfolio(21)	--	$ 12,131	$ 14,450
Software and IT Services Portfolio(22)	--	$ 17,159	$ 20,424
Technology Portfolio(23)	--	$ 21,123	$ 25,141
Telecommunications Portfolio	--	$ 1,986	$ 2,346
Transportation Portfolio	--	$ 2,147	$ 2,546
Utilities Portfolio	--	$ 2,780	$ 3,299
Wireless Portfolio	--	$ 1,059	$ 1,254
TOTAL COMPENSATION FROM THE FUND COMPLEX	$440,000(24)	$380,000(25)	$431,000(25)

(1)  James C. Curvey, Charles S. Morrison, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(2)  Mr. Dirks, Mr. Lacy, Mr. Lautenbach, Mr. Mauriello, Ms. Small, and Mr. Thomas each serves as a Trustee of Fidelity Select Portfolios effective March 1, 2018.

(3)  Mr. Donahue served as a Member of the Advisory Board of Fidelity Select Portfolios from October 1, 2015 through February 28, 2018. Mr. Donahue serves as a Trustee of Fidelity Select Portfolios effective March 1, 2018.

(4)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $34,207; Garnett A. Smith, $34,207; Carol B. Tomé, $32,936; and Michael E. Wiley, $37,860.

(5)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,591; Garnett A. Smith, $1,591; Carol B. Tomé, $1,526; and Michael E. Wiley, $1,762.

(6)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,502; Garnett A. Smith, $6,502; Carol B. Tomé, $6,229; and Michael E. Wiley, $7,205.

(7)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,935; Garnett A. Smith, $1,935; Carol B. Tomé, $1,857; and Michael E. Wiley, $2,144.

(8)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $10,005; Garnett A. Smith, $10,005; Carol B. Tomé, $9,654; and Michael E. Wiley, $11,068.

(9)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $7,441; Garnett A. Smith, $7,441; Carol B. Tomé, $7,073; and Michael E. Wiley, $8,260.

(10)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $7,408; Garnett A. Smith, $7,408; Carol B. Tomé, $7,122; and Michael E. Wiley, $8,191.

(11)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,008; Garnett A. Smith, $2,008; Carol B. Tomé, $1,943; and Michael E. Wiley, $2,216.

(12)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $5,435; Garnett A. Smith, $5,435; Carol B. Tomé, $5,239; and Michael E. Wiley, $6,009.

(13)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $24,876; Garnett A. Smith, $24,876; Carol B. Tomé, $23,893; and Michael E. Wiley, $27,547.

(14)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,919; Garnett A. Smith, $2,919; Carol B. Tomé, $2,800; and Michael E. Wiley, $3,233.

(15)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,349; Garnett A. Smith, $3,349; Carol B. Tomé, $3,217; and Michael E. Wiley, $3,706.

(16)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,166; Garnett A. Smith, $6,166; Carol B. Tomé, $5,888; and Michael E. Wiley, $6,835.

(17)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $13,869; Garnett A. Smith, $13,869; Carol B. Tomé, $13,295; and Michael E. Wiley, $15,377.

(18)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,249; Garnett A. Smith, $1,249; Carol B. Tomé, $1,206; and Michael E. Wiley, $1,377.

(19)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,329; Garnett A. Smith, $3,329; Carol B. Tomé, $3,185; and Michael E. Wiley, $3,686.

(20)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,360; Garnett A. Smith, $3,360; Carol B. Tomé, $3,246; and Michael E. Wiley, $3,715.

(21)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,817; Garnett A. Smith, $11,817; Carol B. Tomé, $11,299; and Michael E. Wiley, $13,097.

(22)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $16,705; Garnett A. Smith, $16,705; Carol B. Tomé, $15,964; and Michael E. Wiley, $18,514.

(23)  Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $20,578; Garnett A. Smith, $20,578; Carol B. Tomé, $19,627; and Michael E. Wiley, $22,841.

(24)  Reflects compensation received for the calendar year ended December 31, 2017 for 190 funds of 24 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Dennis J. Dirks, $247,312; Alan J. Lacy, $229,647; Ned C. Lautenbach, $288,531; Joseph Mauriello, $247,312; Cornelia M. Small, $175,000; and William S. Stavropoulos, $200,000.

(25)  Reflects compensation received for the calendar year ended December 31, 2017 for 90 funds of 6 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $220,798; Garnett A. Smith, $220,798; Carol B. Tomé, $201,040; and Michael E. Wiley, $240,000.

(26)  Mr. Stavropoulos serves as a Member of the Advisory Board of Fidelity Select Portfolios effective March 1, 2018.

As of February 28, 2018, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 28, 2018, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	23.07%
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	19.94%
Consumer Discretionary Portfolio	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	6.26%
Fidelity Advisor® Consumer Staples Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	16.75%
Fidelity Advisor® Consumer Staples Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.52%
Fidelity Advisor® Consumer Staples Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.00%
Fidelity Advisor® Consumer Staples Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	14.61%
Fidelity Advisor® Consumer Staples Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.07%
Fidelity Advisor® Consumer Staples Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.44%
Fidelity Advisor® Consumer Staples Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.29%
Fidelity Advisor® Consumer Staples Fund - Class C	RAYMOND JAMES ASSOCIATES INC	ST PETERSBURG	FL	5.23%
Fidelity Advisor® Consumer Staples Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.88%
Fidelity Advisor® Consumer Staples Fund - Class M	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	5.07%
Fidelity Advisor® Consumer Staples Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	23.42%
Fidelity Advisor® Consumer Staples Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.83%
Fidelity Advisor® Consumer Staples Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	12.60%
Fidelity Advisor® Consumer Staples Fund - Class I	RAYMOND JAMES ASSOCIATES INC	ST PETERSBURG	FL	5.79%
Fidelity Advisor® Consumer Staples Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.38%
Consumer Staples Portfolio(1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	9.24%
Consumer Staples Portfolio(1)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	8.00%
Energy Portfolio	STRATEGIC ADVISERS® VALUE FUND	BOSTON	MA	10.39%
Energy Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.39%
Financial Services Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	16.39%
Financial Services Portfolio	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	14.14%
Fidelity Advisor® Gold Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	12.30%
Fidelity Advisor® Gold Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	10.63%
Fidelity Advisor® Gold Fund - Class A	J P MORGAN SECURITIES INC	BROOKLYN	NY	8.69%
Fidelity Advisor® Gold Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	73.90%
Fidelity Advisor® Gold Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	13.04%
Fidelity Advisor® Gold Fund - Class I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	25.83%
Fidelity Advisor® Gold Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	22.04%
Fidelity Advisor® Gold Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.65%
Industrials Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	11.57%
Industrials Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	10.01%
Insurance Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.19%
Insurance Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.37%
Fidelity Advisor® Materials Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	11.87%
Fidelity Advisor® Materials Fund - Class A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	9.08%
Fidelity Advisor® Materials Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.97%
Fidelity Advisor® Materials Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.25%
Fidelity Advisor® Materials Fund - Class A	FIRST CLEARING LLC	SAINT LOUIS	MO	5.18%
Fidelity Advisor® Materials Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	14.53%
Fidelity Advisor® Materials Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	11.38%
Fidelity Advisor® Materials Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.71%
Fidelity Advisor® Materials Fund - Class C	MORGAN STANLEY SMITH BARNEY	JERSEY CITY	NJ	6.77%
Fidelity Advisor® Materials Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.45%
Fidelity Advisor® Materials Fund - Class M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.49%
Fidelity Advisor® Materials Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	8.73%
Fidelity Advisor® Materials Fund - Class M	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.39%
Fidelity Advisor® Materials Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	14.28%
Fidelity Advisor® Materials Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.67%
Fidelity Advisor® Materials Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.24%
Fidelity Advisor® Materials Fund - Class I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	9.02%
Fidelity Advisor® Materials Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.10%
Fidelity Advisor® Materials Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.15%
Materials Portfolio(1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.43%
Technology Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	7.27%
Technology Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	6.29%
Fidelity Advisor® Telecommunications Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	14.97%
Fidelity Advisor® Telecommunications Fund - Class A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	8.75%
Fidelity Advisor® Telecommunications Fund - Class C	MORGAN STANLEY SMITH BARNEY	JERSEY CITY	NJ	9.65%
Fidelity Advisor® Telecommunications Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	8.10%
Fidelity Advisor® Telecommunications Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	7.61%
Fidelity Advisor® Telecommunications Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	7.56%
Fidelity Advisor® Telecommunications Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.04%
Fidelity Advisor® Telecommunications Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	6.96%
Fidelity Advisor® Telecommunications Fund - Class M	RBC WEALTH MGMT A DIV OF RBC CAP MKTS CO	MINNEAPOLIS	MN	5.40%
Fidelity Advisor® Telecommunications Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	19.49%
Fidelity Advisor® Telecommunications Fund - Class I	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	14.81%
Fidelity Advisor® Telecommunications Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	8.93%
Fidelity Advisor® Telecommunications Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	8.33%
Fidelity Advisor® Telecommunications Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.26%
Fidelity Advisor® Telecommunications Fund - Class I	MORGAN STANLEY SMITH BARNEY	JERSEY CITY	NJ	6.99%
Fidelity Advisor® Telecommunications Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.69%
Telecommunications Portfolio(1)	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	9.21%
Telecommunications Portfolio(1)	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	7.94%
Utilities Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.89%
Utilities Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.93%

(1)  The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of SelectCo, FMRC, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

SelectCo, FMRC, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Corporation (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with SelectCo, pursuant to which SelectCo furnishes investment advisory and other services. FMR manages the Subsidiary.

Management Services. Under the terms of its management contract with each fund, SelectCo acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. SelectCo also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of SelectCo, and compensates all personnel of each fund or SelectCo performing services relating to research, statistical and investment activities.

In addition, SelectCo or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Gold Portfolio may invest in the Subsidiary. The Subsidiary has entered into a separate contract with FMR, an affiliate of SelectCo, the fund's investment adviser, for the management of its portfolio pursuant to which the Subsidiary pays FMR a fee at an annual rate of 0.30% of its net assets. SelectCo has contractually agreed to waive Gold Portfolio's management fee in an amount equal to the management fee paid to FMR by the Subsidiary. This arrangement may not be discontinued by FMR as long as its contract with the Subsidiary is in place.

Management-Related Expenses. In addition to the management fee payable to SelectCo and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of SelectCo under the management contract, each fund pays SelectCo a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which SelectCo or FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
1,845	-		2,030.2019	2,000.2407
Over			2,030.1982	2,050.2397

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $2,018 billion of group net assets - the approximate level for February 2018 - was 0.2404%, which is the weighted average of the respective fee rates for each level of group net assets up to $2,018 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets for February 2018, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Air Transportation Portfolio	0.2404%	+	0.3000%	=	0.5404%
Automotive Portfolio	0.2404%	+	0.3000%	=	0.5404%
Banking Portfolio	0.2404%	+	0.3000%	=	0.5404%
Biotechnology Portfolio	0.2404%	+	0.3000%	=	0.5404%
Brokerage and Investment Management Portfolio	0.2404%	+	0.3000%	=	0.5404%
Chemicals Portfolio	0.2404%	+	0.3000%	=	0.5404%
Communications Equipment Portfolio	0.2404%	+	0.3000%	=	0.5404%
Communication Services Portfolio	0.2404%	+	0.3000%	=	0.5404%
Computers Portfolio	0.2404%	+	0.3000%	=	0.5404%
Construction and Housing Portfolio	0.2404%	+	0.3000%	=	0.5404%
Consumer Discretionary Portfolio	0.2404%	+	0.3000%	=	0.5404%
Consumer Finance Portfolio	0.2404%	+	0.3000%	=	0.5404%
Consumer Staples Portfolio	0.2404%	+	0.3000%	=	0.5404%
Defense and Aerospace Portfolio	0.2404%	+	0.3000%	=	0.5404%
Energy Portfolio	0.2404%	+	0.3000%	=	0.5404%
Energy Service Portfolio	0.2404%	+	0.3000%	=	0.5404%
Environment and Alternative Energy Portfolio	0.2404%	+	0.3000%	=	0.5404%
Financial Services Portfolio	0.2404%	+	0.3000%	=	0.5404%
Gold Portfolio	0.2404%	+	0.3000%	=	0.5404%
Health Care Portfolio	0.2404%	+	0.3000%	=	0.5404%
Health Care Services Portfolio	0.2404%	+	0.3000%	=	0.5404%
Industrials Portfolio	0.2404%	+	0.3000%	=	0.5404%
Insurance Portfolio	0.2404%	+	0.3000%	=	0.5404%
IT Services Portfolio	0.2404%	+	0.3000%	=	0.5404%
Leisure Portfolio	0.2404%	+	0.3000%	=	0.5404%
Materials Portfolio	0.2404%	+	0.3000%	=	0.5404%
Medical Technology and Devices Portfolio	0.2404%	+	0.3000%	=	0.5404%
Natural Gas Portfolio	0.2404%	+	0.3000%	=	0.5404%
Natural Resources Portfolio	0.2404%	+	0.3000%	=	0.5404%
Pharmaceuticals Portfolio	0.2404%	+	0.3000%	=	0.5404%
Retailing Portfolio	0.2404%	+	0.3000%	=	0.5404%
Semiconductors Portfolio	0.2404%	+	0.3000%	=	0.5404%
Software and IT Services Portfolio	0.2404%	+	0.3000%	=	0.5404%
Technology Portfolio	0.2404%	+	0.3000%	=	0.5404%
Telecommunications Portfolio	0.2404%	+	0.3000%	=	0.5404%
Transportation Portfolio	0.2404%	+	0.3000%	=	0.5404%
Utilities Portfolio	0.2404%	+	0.3000%	=	0.5404%
Wireless Portfolio	0.2404%	+	0.3000%	=	0.5404%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund to SelectCo for the past three fiscal years. In addition, the table shows the amount of waivers reducing management fees, if applicable.

Fund	Fiscal Years Ended February 28	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser
Air Transportation Portfolio	2018	$--	$2,172,556
	2017	$--	$1,782,868
	2016(1)	$--	$2,342,879
Automotive Portfolio	2018	$--	$298,290
	2017	$--	$331,231
	2016(1)	$--	$592,064
Banking Portfolio	2018	$--	$5,308,403
	2017	$--	$4,103,150
	2016(1)	$--	$3,550,348
Biotechnology Portfolio	2018	$--	$50,165,571
	2017	$--	$54,304,779
	2016(1)	$--	$79,677,798
Brokerage and Investment Management Portfolio	2018	$--	$2,373,618
	2017	$--	$1,842,821
	2016(1)	$--	$2,659,279
Chemicals Portfolio	2018	$--	$9,705,066
	2017	$--	$7,294,748
	2016(1)	$--	$6,960,720
Communications Equipment Portfolio	2018	$--	$1,042,425
	2017	$--	$1,033,110
	2016(1)	$--	$1,167,720
Communication Services Portfolio	2018	$--	$3,322,480
	2017	$--	$3,145,853
	2016(1)	$--	$4,049,972
Computers Portfolio	2018	$--	$2,882,232
	2017	$--	$2,255,529
	2016(1)	$--	$3,217,235
Construction and Housing Portfolio	2018	$--	$2,062,327
	2017	$--	$2,540,708
	2016(1)	$--	$2,650,218
Consumer Discretionary Portfolio	2018	$--	$4,032,288
	2017	$--	$5,541,926
	2016(1)	$--	$6,519,961
Consumer Finance Portfolio	2018	$--	$534,276
	2017	$--	$506,596
	2016(1)	$--	$641,187
Consumer Staples Portfolio	2018	$--	$14,425,413
	2017	$--	$17,449,594
	2016(1)	$--	$15,733,851
Defense and Aerospace Portfolio	2018	$--	$11,655,948
	2017	$--	$6,187,210
	2016(1)	$--	$4,983,950
Energy Portfolio	2018	$--	$10,606,235
	2017	$--	$13,149,081
	2016(1)	$--	$11,031,483
Energy Service Portfolio	2018	$--	$2,777,967
	2017	$--	$3,046,151
	2016(1)	$--	$3,235,310
Environment and Alternative Energy Portfolio	2018	$--	$937,926
	2017	$--	$544,231
	2016(1)	$--	$438,479
Financial Services Portfolio	2018	$--	$5,974,729
	2017	$--	$5,571,663
	2016(1)	$--	$7,197,945
Gold Portfolio	2018	$249,612	$7,807,877
	2017	$471,109	$9,811,701
	2016(1)	$318,965	$5,414,585
Health Care Portfolio	2018	$--	$36,817,883
	2017	$--	$39,201,543
	2016(1)	$--	$52,717,787
Health Care Services Portfolio	2018	$--	$4,344,697
	2017	$--	$4,437,093
	2016(1)	$--	$5,281,300
Industrials Portfolio	2018	$--	$4,968,632
	2017	$--	$5,615,170
	2016(1)	$--	$6,109,327
Insurance Portfolio	2018	$--	$2,652,553
	2017	$--	$3,152,165
	2016(1)	$--	$2,429,940
IT Services Portfolio	2018	$--	$10,268,051
	2017	$--	$10,029,528
	2016(1)	$--	$8,462,819
Leisure Portfolio	2018	$--	$2,760,350
	2017	$--	$2,216,961
	2016(1)	$--	$2,531,803
Materials Portfolio	2018	$--	$9,263,034
	2017	$--	$7,904,862
	2016(1)	$--	$9,399,943
Medical Technology and Devices Portfolio	2018	$--	$20,950,131
	2017	$--	$14,375,940
	2016(1)	$--	$11,263,895
Natural Gas Portfolio	2018	$--	$1,694,164
	2017	$--	$2,348,005
	2016(1)	$--	$2,163,552
Natural Resources Portfolio	2018	$--	$4,898,592
	2017	$--	$4,578,314
	2016(1)	$--	$3,411,829
Pharmaceuticals Portfolio	2018	$--	$4,817,188
	2017	$--	$7,513,733
	2016(1)	$--	$11,472,834
Retailing Portfolio	2018	$--	$10,491,795
	2017	$--	$10,978,314
	2016(1)	$--	$7,329,714
Semiconductors Portfolio	2018	$--	$17,697,383
	2017	$--	$10,894,103
	2016(1)	$--	$9,628,489
Software and IT Services Portfolio	2018	$--	$25,201,651
	2017	$--	$20,125,227
	2016(1)	$--	$16,328,826
Technology Portfolio	2018	$--	$31,858,646
	2017	$--	$18,198,444
	2016(1)	$--	$15,739,480
Telecommunications Portfolio	2018	$--	$2,589,708
	2017	$--	$4,796,107
	2016(1)	$--	$2,684,686
Transportation Portfolio	2018	$--	$2,993,360
	2017	$--	$2,579,286
	2016(1)	$--	$3,344,821
Utilities Portfolio	2018	$--	$3,989,674
	2017	$--	$4,808,205
	2016(1)	$--	$4,147,069
Wireless Portfolio	2018	$--	$1,526,537
	2017	$--	$1,177,760
	2016(1)	$--	$1,319,398

(1)  Fiscal year ended February 29.

SelectCo may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. SelectCo retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser - FMRC. On behalf of each fund (except Technology Portfolio), SelectCo has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund. On behalf of Technology Portfolio, SelectCo has entered into a sub-advisory agreement with FMRC pursuant to which FMRC may provide investment advisory services for the fund. SelectCo, and not the fund, pays FMRC's fees.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, SelectCo has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, SelectCo has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, SelectCo may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and SelectCo may grant the sub-advisers investment management authority and the authority to buy and sell securities if SelectCo believes it would be beneficial to the fund (discretionary services). SelectCo, and not the fund, pays the sub-advisers.

Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for Technology Portfolio.

Christopher Lin is the portfolio manager of Computers Portfolio and receives compensation for his services. John Dowd is the portfolio manager of Energy Portfolio and receives compensation for his services. Kevin Walenta is the portfolio manager of Environment and Alternative Energy Portfolio and receives compensation for his services. Joseph Wickwire is the portfolio manager of Gold Portfolio and receives compensation for his services. Asher Anolic is co-manager of Pharmaceuticals Portfolio and receives compensation for his services. Charlie Chai is the portfolio manager of Technology Portfolio and receives compensation for his services. Douglas Simmons is the portfolio manager of Utilities Portfolio and receives compensation for his services. As of February 28, 2018, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of his fund is based on the fund’s pre-tax investment performance measured against the benchmark index identified below for the fund.

Select Fund / Sector Fund Index

Computers Portfolio / FactSet Computers & Peripherals Index

Consumer Staples Portfolio / MSCI U.S. IMI Consumer Staples 25-50 Index Energy Portfolio / MSCI U.S. IMI Energy 25-50 Index

Environment and Alternative Energy Portfolio / FTSE Environmental Opportunities & Alternative Energy Index

Gold Portfolio / S&P® Global BMI Gold Capped 20-45 Index

Pharmaceuticals Portfolio / MSCI North America IMI + ADR Custom Communications Equipment 25-50 Index

Technology Portfolio / MSCI U.S. IMI Information Technology 25-50 Index

Utilities Portfolio / MSCI U.S. IMI Utilities 25-50 Index

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following persons are research analysts and are the portfolio managers of the Select fund(s) indicated. Research analysts who also manage sector funds, such as the Select funds, are referred to as sector fund managers.

Sector Fund Manager / Select Fund(s)

Matthew Moulis / Air Transportation Portfolio; Transportation Portfolio

Elliot Mattingly / Automotive Portfolio

Matthew Reed / Banking Portfolio

Rajiv Kaul / Biotechnology Portfolio

Daniel Dittler / Brokerage and Investment Management Portfolio

Richard Malnight / Chemicals Portfolio; Materials Portfolio

Colin Anderson / Communications Equipment Portfolio

Matthew Drukker/ Communication Services Portfolio (effective December 1, 2018); Telecommunications Portfolio; Wireless Portfolio

Caroline Tall / Computers Portfolio

Neil Nabar / Construction and Housing Portfolio

James McElligott / Consumer Staples Portfolio

Katherine Shaw / Consumer Discretionary Portfolio

Shilpa Mehra / Consumer Finance Portfolio

Jonathan Siegmann / Defense and Aerospace Portfolio

Margaret Banfield / Energy Service Portfolio (co-manager, effective March 1, 2018)

Ben Shuleva / Energy Service Portfolio (lead portfolio manager); Natural Gas Portfolio (lead portfolio manager)

Christopher Lee / Financial Services Portfolio

Edward Yoon / Health Care Portfolio; Medical Technology and Devices Portfolio

Justin Segalini / Health Care Services Portfolio

Tobias Welo / Industrials Portfolio

Peter Deutsch / Insurance Portfolio

Daniel Sherwood / IT Services

Becky Painter / Leisure Portfolio

Nathan Strik / Natural Resources Portfolio

Karim Suwwan de Felipe (lead portfolio manager) / Pharmaceuticals Portfolio

Nicola Stafford / Retailing Portfolio

Stephen Barwikowski / Semiconductors Portfolio

Ali Khan / Software and IT Services Portfolio

Each sector fund manager receives compensation for his or her services as a research analyst and as a portfolio manager under a single compensation plan. Information with respect to Ms. Banfield’s and Mr. Drukker's holdings and other accounts managed will be updated in a supplement to this SAI. As of February 28, 2018 (March 1, 2018 for Ms. Banfield and December 1, 2018 for Mr. Drukker), each sector fund manager's compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each sector fund manager's compensation may be deferred based on criteria established by FMR or at the election of the sector fund manager.

Each sector fund manager’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and sector fund manager at FMR or its affiliates. A portion of each sector fund manager’s bonus relates to his or her performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the sector fund manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each sector fund manager’s fund(s) and account(s) is weighted according to the sector fund manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the sector fund manager’s tenure, but that eventually encompasses rolling periods of up to five years. The portion of each sector fund manager’s bonus that is linked to the investment performance of his or her fund is based on the fund’s pre-tax investment performance measured against the index identified below for the fund. Each sector fund manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, sector fund managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The index for each Select fund listed above is:

Select Fund / Sector Fund Index

Air Transportation Portfolio / S&P® Nasdaq North America Air Transportation Total Return Linked Index

Automotive Portfolio / S&P® FactSet Automotive Index

Banking Portfolio / MSCI U.S. IMI Banks 5% Capped Index

Biotechnology Portfolio / MSCI U.S. IMI Biotechnology 25-50 Index

Brokerage and Investment Management Portfolio / MSCI U.S. IMI Capital Markets 5% Capped Index

Chemicals Portfolio / MSCI U.S. IMI Chemicals 25-50 Index

Communications Equipment Portfolio / MSCI North American IMI + ADR Custom Communications Equipment 25-50 Index

Communication Services Portfolio / MSCI US IM Communication Services 25/50 (Media Linked) Index

Computers Portfolio / FactSet Computers & Peripherals Index

Construction and Housing Portfolio / MSCI U.S. IMI Custom Construction & Housing 25-50 Index

Consumer Discretionary Portfolio / MSCI U.S. IMI Consumer Discretionary 25-50 Index

Consumer Finance Portfolio / S&P® Consumer Finance Index

Consumer Staples Portfolio / MSCI U.S. IMI Consumer Staples 25-50 Index

Defense and Aerospace Portfolio / MSCI U.S. IMI Aerospace & Defense 25-50 Index

Energy Service Portfolio / MSCI U.S. IMI Energy Equipment & Services 25-50 Index

Financial Services Portfolio / MSCI U.S. IMI Financials 5% Capped Index

Health Care Portfolio / MSCI U.S. IMI Health Care 25-50 Index

Health Care Services Portfolio / MSCI U.S. IMI Health Care Providers & Services 25-50 Index

Industrials Portfolio / MSCI U.S. IMI Industrials 25-50 Index

Insurance Portfolio / MSCI U.S. IMI Insurance 25-50 Index

IT Services Portfolio / MSCI U.S. IMI Information Technology Services 25-50 Index

Leisure Portfolio / MSCI U.S. IMI Consumer Services 25-50 Index

Materials Portfolio / MSCI U.S. IMI Materials 25-50 Index

Medical Technology and Devices Portfolio / MSCI U.S. IMI Custom Health Care Technology and Equipment 25-50 Index

Natural Gas Portfolio / FactSet Natural Gas Index

Natural Resources Portfolio / S&P® North American Natural Resources Sector Index

Pharmaceuticals Portfolio /MSCI North America IMI + ADR Custom Pharmaceuticals 25-50 Index

Retailing Portfolio / MSCI U.S. IMI Retailing 25-50 Index

Semiconductors Portfolio / MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25-50 Index

Software and IT Services Portfolio / MSCI U.S. IMI Software & Services 25-50 Index

Telecommunications Portfolio / MSCI U.S. IMI Telecommunications Services 25-50 Index

Transportation Portfolio / MSCI U.S. IMI Transportation 25-50 Index

Wireless Portfolio / Fidelity® Wireless Index

A sector fund manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a sector fund manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A sector fund manager’s base pay and bonus opportunity tend to increase with a sector fund manager’s level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a sector fund manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A sector fund manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for a fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics. Furthermore, the potential exists that a sector fund manager’s responsibilities as a portfolio manager of a sector fund may not be entirely consistent with his or her responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Lin as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$20,107	$1,056	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$19,568	none	none

* Includes Computers Portfolio ($538 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Computers Portfolio beneficially owned by Mr. Lin was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Dowd as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$4,051	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$524	none	none

* Includes Energy Portfolio ($1,779 (in millions) assets managed).The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Energy Portfolio beneficially owned by Mr. Dowd was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Walenta as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,256	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,005	none	none

* Includes Environment and Alternative Energy Portfolio ($188 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Environment and Alternative Energy Portfolio beneficially owned by Mr. Walenta was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Wickwire as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,846	none	$8
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Gold Portfolio ($1,246 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Gold Portfolio beneficially owned by Mr. Wickwire was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Calhoun as of September 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,061	none	$3
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Gold Portfolio ($1,061 (in millions) assets managed).

As of September 30, 2018, the dollar range of shares of Gold Portfolio beneficially owned by Mr. Calhoun was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Anolic as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$12,275	$42	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,851	none	none

* Includes Pharmaceuticals Portfolio ($745 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Pharmaceuticals Portfolio beneficially owned by Mr. Anolic was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Chai as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$15,646	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$2,518	none	none

* Includes Technology Portfolio ($7,237 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Technology Portfolio beneficially owned by Mr. Chai was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Simmons as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$5,192	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,277	none	none

* Includes Utilities Portfolio ($717 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Utilities Portfolio beneficially owned by Mr. Simmons was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Moulis as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$895	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Air Transportation Portfolio ($383 (in millions) assets managed) and Transportation Portfolio ($513 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Air Transportation Portfolio beneficially owned by Mr. Moulis was $100,001 - $500,000. As of February 28, 2018, the dollar range of shares of Transportation Portfolio beneficially owned by Mr. Moulis was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Mattingly as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$56	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Automotive Portfolio ($56 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Automotive Portfolio beneficially owned by Mr. Mattingly was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Reed as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$830	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Banking Portfolio ($830 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Banking Portfolio beneficially owned by Mr. Reed was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Kaul as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$11,664	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Biotechnology Portfolio ($8,940 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Biotechnology Portfolio beneficially owned by Mr. Kaul was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Dittler as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$462	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Brokerage and Investment Management Portfolio ($462 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Brokerage and Investment Management Portfolio beneficially owned by Mr. Dittler was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Malnight as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$5,814	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$240	none	none

* Includes Chemicals Portfolio ($1,797 (in millions) assets managed) and Materials Portfolio ($1,883 (in millions) assets managed. The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Chemicals Portfolio beneficially owned by Mr. Malnight was over $1,000,000. As of February 28, 2018, the dollar range of shares of Materials Portfolio beneficially owned by Mr. Malnight was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Anderson as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$225	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Communications Equipment Portfolio ($209 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Communications Equipment Portfolio beneficially owned by Mr. Anderson was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Tall as of August 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$833	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Communications Equipment Portfolio ($236 (in millions) assets managed).

As of August 31, 2018, the dollar range of shares of Communications Equipment Portfolio beneficially owned by Ms. Tall was none.

The following table provides information relating to other accounts managed by Mr. Drukker as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$1,044	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$189	none	none

* Includes Telecommunications Portfolio ($361 (in millions) assets managed) and Wireless Portfolio ($276 (in millions) assets managed. The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Telecommunications Portfolio beneficially owned by Mr. Drukker was $10,001 - $50,000. As of February 28, 2018, the dollar range of shares of Wireless Portfolio beneficially owned by Mr. Drukker was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Ms. Tall as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$538	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Computers Portfolio ($538 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Computers Portfolio beneficially owned by Ms. Tall was $1 - $10,000.

The following table provides information relating to other accounts managed by Mr. Nabar as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$332	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Construction and Housing Portfolio ($332 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Construction and Housing Portfolio beneficially owned by Mr. Nabar was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. McElligott as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,728	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$667	none	none

* Includes Consumer Staples Portfolio ($2,194 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

The following table provides information relating to other accounts managed by Mr. Siegmann as of February 28, 2018:

The following table provides information relating to other accounts managed by Ms. Shaw as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,860	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$957	none	none

* Includes Consumer Discretionary Portfolio ($819 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Consumer Discretionary Portfolio beneficially owned by Ms. Shaw was $10,000 - $50,001.

The following table provides information relating to other accounts managed by Ms. Mehra as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$104	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Consumer Finance Portfolio ($104 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Consumer Finance Portfolio beneficially owned by Ms. Mehra was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Culp as of September 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$105	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Consumer Finance Portfolio ($105 (in millions) assets managed).

As of September 30, 2018, the dollar range of shares of Consumer Finance Portfolio beneficially owned by Mr. Culp was none.

As of February 28, 2018, the dollar range of shares of Consumer Staples Portfolio beneficially owned by Mr. McElligott was $50,001 - $100,000.

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$3,065	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Defense and Aerospace Portfolio ($3,065 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Defense and Aerospace Portfolio beneficially owned by Mr. Siegmann was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Shuleva as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$651	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Energy Service Portfolio ($413 (in millions) assets managed) and Natural Gas Portfolio ($238 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Energy Service Portfolio beneficially owned by Mr. Shuleva was none. As of February 28, 2018, the dollar range of shares of Natural Gas Portfolio beneficially owned by Mr. Shuleva was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Fitzmaurice as of September 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$397	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Energy Service Portfolio ($397 (in millions) assets managed).

As of September 30, 2018, the dollar range of shares of Energy Service Portfolio beneficially owned by Mr. Fitzmaurice was none.

The following table provides information relating to other accounts managed by Mr. Lee as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$4,987	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,373	none	none

* Includes Financial Services Portfolio ($1,308 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Financial Services Portfolio beneficially owned by Mr. Lee was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Yoon as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$17,766	$255	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,538	none	none

* Includes Health Care Portfolio ($6,922 (in millions) assets managed) and Medical Technology and Devices Portfolio ($4,063 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Health Care Portfolio beneficially owned by Mr. Yoon was over $1,000,000. As of February 28, 2018, the dollar range of shares of Medical Technology and Devices Portfolio beneficially owned by Mr. Yoon was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Ms. Gupta as of July 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$9,887	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Technology Portfolio ($6,316 (in millions) assets managed).

As of July 31, 2018, the dollar range of shares of Technology Portfolio beneficially owned by Ms. Gupta was none.

The following table provides information relating to other accounts managed by Mr. Segalini as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$830	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Health Care Services Portfolio ($830 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Health Care Services Portfolio beneficially owned by Mr. Segalini was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Welo as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$4,705	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$889	none	none

* Includes Industrials Portfolio ($1,077 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Industrials Portfolio beneficially owned by Mr. Welo was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Deutsch as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$342	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Insurance Portfolio ($342 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Insurance Portfolio beneficially owned by Mr. Deutsch was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Sherwood as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$2,283	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes IT Services Portfolio ($2,283 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of IT Services Portfolio beneficially owned by Mr. Sherwood was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Painter as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$545	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Leisure Portfolio ($545 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Leisure Portfolio beneficially owned by Ms. Painter was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Strik as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$911	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Natural Resources Portfolio ($911 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Natural Resources Portfolio beneficially owned by Mr. Strik was none.

The following table provides information relating to other accounts managed by Mr. Suwwan de Felipe as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$745	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Pharmaceuticals Portfolio ($745 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Pharmaceuticals Portfolio beneficially owned by Mr. Suwwan de Felipe was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Stafford as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$13,695	$425	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,021	none	none

* Includes Retailing Portfolio ($2,324 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Retailing Portfolio beneficially owned by Ms. Stafford was none.

The following table provides information relating to other accounts managed by Mr. Shepov as of May 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$2,567	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Retailing Portfolio ($2,567 (in millions) assets managed).

As of May 31, 2018, the dollar range of shares of Retailing Portfolio beneficially owned by Mr. Shepov was none.

The following table provides information relating to other accounts managed by Mr. Barwikowski as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$3,949	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Semiconductors Portfolio ($3,653 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Semiconductors Portfolio beneficially owned by Mr. Barwikowski was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Khan as of February 28, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$5,531	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Software and IT Services Portfolio ($5,531 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of February 28, 2018, the dollar range of shares of Software and IT Services Portfolio beneficially owned by Mr. Khan was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity® Funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity® Funds, and, accordingly, are subject to change.)

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of the Fidelity® Funds1. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other Fidelity companies' relationship, business or otherwise. In evaluating proposals, Fidelity (meaning FMR LLC or its applicable subsidiary) considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B. Investment Proxy Research votes proxies. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of the Fidelity® Funds. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity's corporate policy on conflicts of interest.

C. For proposals not covered by the Guidelines or that involve other special circumstances, Fidelity evaluates them on a case-by-case basis with input from the appropriate Fidelity analyst or portfolio manager with review by a member of senior management within Investment Proxy Research or an attorney within Fidelity's General Counsel's office. If there is a significant pattern of these proposals or other special circumstances, Fidelity will refer them to the appropriate Fidelity® Fund Board Committee.

D. Fidelity will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, Fidelity will generally abstain.

E. Many Fidelity® Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity will generally not vote proxies in order to safeguard fund holdings information.

G. Where a management-sponsored proposal is inconsistent with the Guidelines, Fidelity may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and Fidelity will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Fidelity will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E. Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F. Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

G. Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

H. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

I. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

A. Election of Directors

Fidelity will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Fidelity will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Fidelity will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.

Fidelity will also consider not withholding authority on the election of directors when:

a. Fidelity determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b. One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will withhold authority on the election of directors.

2. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.

4. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

5. To gain Fidelity's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not composed of a majority of independent directors.

B. Contested Director Elections

Fidelity believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds' assets are invested. Fidelity will vote on a case-by-case basis in contested director elections, taking into account factors such as management's track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder's and management's nominees; and other factors. Ultimately, Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

C. Indemnification

Fidelity will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Fidelity is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D. Independent Chairperson

Fidelity will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Fidelity will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E. Majority Voting in Director Elections

Fidelity will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Fidelity may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F. Proxy Access

Fidelity will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

IV. Compensation

A. Executive Compensation

1. Advisory votes on executive compensation (Say on Pay)

a. Fidelity will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i) The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

(ii) The alignment of executive compensation and company performance relative to peers; and

(iii) The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b. Fidelity will generally vote against proposals to ratify Golden Parachutes.

2. Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, Fidelity will generally support holding an annual advisory vote on Say on Pay.

B. Equity compensation plans

Fidelity will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Fidelity to conclude that the burn rate is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3. The plan includes an Evergreen Provision.

4. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

C. Equity Exchanges and Repricing

Fidelity will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D. Employee Stock Purchase Plans

Fidelity will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, Fidelity may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

V. Anti-Takeover Provisions

Fidelity will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. In the case of a Poison Pill, it either:

1. Includes the following features:

a. A Sunset Provision of no greater than five years;

b. Links to a business strategy that is expected to result in greater value for the shareholders;

c. Requires shareholder approval to be reinstated upon expiration or if amended;

d. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

e. Allows the Fidelity® Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or

2. Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

Fidelity will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

B. In the case of proposals regarding shareholders' rights to call special meetings, Fidelity generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C. In the case of proposals regarding shareholders' right to act by written consent, Fidelity will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. In the case of proposals regarding supermajority provisions, Fidelity may vote to support such a provision when Fidelity determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

Fidelity will generally vote against a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

However, in the case of real estate investment trusts (REIT), Fidelity will generally vote against a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B. Reverse Stock Splits

Fidelity will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C. Multi-Class Share Structures

Fidelity will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D. Cumulative Voting Rights

Fidelity will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E. Acquisition or Business Combination Statutes

Fidelity will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F. Incorporation or Reincorporation in Another State or Country

Fidelity will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII. Shares of Fidelity® Funds, ETFs, or other non-Fidelity® Mutual Funds and ETFs

A. When a Fidelity® Fund invests in an underlying Fidelity® Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund ("echo voting"). Fidelity may choose not to vote if "echo voting" is not operationally practical.

B. Certain Fidelity® Funds may invest in shares of underlying Fidelity® Funds that do not have public shareholders. For Fidelity® Funds without public shareholders that are managed by Fidelity or an affiliate, Fidelity will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

Fidelity will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Environmental and Social Issues

Fidelity generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues such as equal employment, and board and workforce diversity.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

¹For purposes of these Guidelines, any reference to “Fidelity® Fund” or “Fidelity® Funds” includes fund(s) managed by Fidelity Management and Research Company as well as funds managed by SelectCo, LLC.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of a non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of SelectCo. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by SelectCo.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or SelectCo to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to SelectCo is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that SelectCo may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that SelectCo, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to SelectCo under its management contract with the fund. To the extent that each Plan gives SelectCo and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from SelectCo, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of a non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of SelectCo, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.

The asset-based fees are subject to adjustment in any month in which the total return of the S&P 500® Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by SelectCo or an affiliate and in certain funds of funds managed by a SelectCo affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of SelectCo (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds (other than Gold Portfolio) are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

The annual rates for pricing and bookkeeping services for Gold Portfolio are 0.0518% of the first $500 million of average net assets, 0.0415% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Pricing and bookkeeping fees paid by a fund to FSC for the past three fiscal years are shown in the following table.

Fund	2018	2017	2016
Air Transportation Portfolio	$155,641	$126,633	$163,552
Automotive Portfolio	$21,375	$23,523	$41,983
Banking Portfolio	$325,722	$263,097	$234,932
Biotechnology Portfolio	$1,254,747	$1,282,519	$1,471,407
Brokerage and Investment Management Portfolio	$170,064	$130,900	$184,474
Chemicals Portfolio	$548,585	$423,341	$405,916
Communications Equipment Portfolio	$74,672	$73,386	$82,797
Communication Services Portfolio	$225,208	$214,963	$259,998
Computers Portfolio	$202,973	$160,213	$215,955
Construction and Housing Portfolio	$147,708	$179,394	$186,743
Consumer Discretionary Portfolio	$261,205	$335,228	$383,751
Consumer Finance Portfolio	$38,279	$35,984	$45,463
Consumer Staples Portfolio	$787,335	$931,966	$845,526
Defense and Aerospace Portfolio	$647,664	$367,751	$306,788
Energy Portfolio	$594,093	$717,290	$609,922
Energy Service Portfolio	$195,217	$209,317	$217,590
Environment and Alternative Energy Portfolio	$67,207	$38,665	$31,087
Financial Services Portfolio	$359,694	$336,746	$417,773
Gold Portfolio	$648,133	$759,339	$436,892
Health Care Portfolio	$1,154,002	$1,169,450	$1,269,945
Health Care Services Portfolio	$277,051	$279,776	$321,687
Industrials Portfolio	$308,688	$338,936	$363,198
Insurance Portfolio	$186,075	$215,179	$172,251
IT Services Portfolio	$577,190	$560,545	$481,010
Leisure Portfolio	$194,706	$157,460	$179,472
Materials Portfolio	$526,246	$453,929	$528,178
Medical Technology and Devices Portfolio	$1,024,467	$779,005	$621,534
Natural Gas Portfolio	$121,358	$165,326	$152,266
Natural Resources Portfolio	$305,126	$286,946	$227,207
Pharmaceuticals Portfolio	$300,883	$434,194	$632,003
Retailing Portfolio	$588,410	$608,247	$424,222
Semiconductors Portfolio	$946,268	$604,216	$539,682
Software and IT Services Portfolio	$1,066,341	$1,006,349	$875,332
Technology Portfolio	$1,116,651	$957,492	$845,815
Telecommunications Portfolio	$180,450	$297,820	$186,448
Transportation Portfolio	$208,587	$179,487	$222,028
Utilities Portfolio	$259,067	$298,403	$264,861
Wireless Portfolio	$109,350	$83,655	$93,545

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2018	2017	2016
Air Transportation Portfolio	$839	$980	$1,659
Automotive Portfolio	$1,903	$2,104	$2,840
Banking Portfolio	$700	$950	$1,158
Biotechnology Portfolio	$220,365	$256,039	$323,053
Brokerage and Investment Management Portfolio	$1,119	$1,254	$234
Chemicals Portfolio	$768	$1,167	$752
Communications Equipment Portfolio	$2,479	$1,543	$1,757
Communication Services Portfolio	$4,663	$6,730	$11,175
Computers Portfolio	$1,997	$1,809	$3,948
Construction and Housing Portfolio	$325	$1,572	$2,354
Consumer Discretionary Portfolio	$4,011	$10,212	$10,467
Consumer Finance Portfolio	$747	$663	$1,577
Consumer Staples Portfolio	$29,802	$19,680	$9,587
Defense and Aerospace Portfolio	$11,539	$560	$403
Energy Portfolio	$9,117	$12,641	$7,175
Energy Service Portfolio	$5,626	$3,366	$2,952
Environment and Alternative Energy Portfolio	$245	$672	$765
Financial Services Portfolio	$212	$457	$1,430
Gold Portfolio	$200	$701	$6,142
Health Care Portfolio	$46,083	$35,085	$50,660
Health Care Services Portfolio	$8,912	$2,660	$1,683
Industrials Portfolio	$2,830	$518	$1,755
Insurance Portfolio	$148	$175	$336
IT Services Portfolio	$3,625	$10,300	$10,490
Leisure Portfolio	$2,424	$5,298	$4,367
Materials Portfolio	$2,918	$2,356	$2,110
Medical Technology and Devices Portfolio	$17,256	$16,922	$18,715
Natural Gas Portfolio	$2,606	$6,166	$5,765
Natural Resources Portfolio	$6,954	$7,286	$3,633
Pharmaceuticals Portfolio	$12,237	$17,032	$7,026
Retailing Portfolio	$4,777	$4,652	$5,211
Semiconductors Portfolio	$18,140	$9,436	$14,630
Software and IT Services Portfolio	$10,688	$13,902	$13,642
Technology Portfolio	$76,518	$32,603	$28,574
Telecommunications Portfolio	$12,473	$13,971	$7,666
Transportation Portfolio	$2,336	$583	$1,319
Utilities Portfolio	$983	$2,563	$1,189
Wireless Portfolio	$1,366	$2,319	$2,380

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended February 28, 2018, are shown in the following table:

		Fees and/or compensation for securities lending activities and related services:
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Administrative fees	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Air Trans- portation Portfolio	$43,497	$1,837	$839	$25,121	$27,797	$15,700
Automotive Portfolio	$107,064	$6,746	$1,903	$39,568	$48,217	$58,847
Banking Portfolio	$30,119	$883	$700	$21,286	$22,869	$7,250
Bio- technology Portfolio	$16,934,464	$1,210,515	$220,365	$4,827,656	$6,258,536	$10,675,928
Brokerage and Investment Management Portfolio	$60,881	$4,906	$1,119	$11,805	$17,830	$43,051
Chemicals Portfolio	$48,522	$3,818	$768	$10,317	$14,903	$33,619
Comm- unications Equipment Portfolio	$364,463	$28,125	$2,479	$83,183	$113,787	$250,676
Comm- unication Services Portfolio	$460,359	$44,575	$4,663	$14,577	$63,815	$396,544
Computers Portfolio	$97,747	$7,486	$1,997	$22,865	$32,348	$65,399
Construction and Housing Portfolio	$16,273	$600	$325	$10,266	$11,191	$5,082
Consumer Discretionary Portfolio	$307,001	$21,126	$4,011	$95,713	$120,850	$186,151
Consumer Finance Portfolio	$64,394	$5,231	$747	$12,034	$18,012	$46,382
Consumer Staples Portfolio	$5,289,916	$509,955	$29,802	$190,285	$730,042	$4,559,874
Defense and Aerospace Portfolio	$564,801	$21,964	$11,539	$345,079	$378,582	$186,219
Energy Portfolio	$540,844	$31,381	$9,117	$226,960	$267,458	$273,386
Energy Service Portfolio	$488,336	$38,744	$5,626	$100,786	$145,156	$343,180
Environment and Alternative Energy Portfolio	$32,281	$3,135	$245	$924	$4,304	$27,977
Financial Services Portfolio	$13,352	$357	$212	$9,781	$10,350	$3,002
Gold Portfolio	$35,113	$3,413	$200	$977	$4,589	$30,524
Health Care Portfolio	$4,509,615	$335,099	$46,083	$1,158,317	$1,539,499	$2,970,116
Health Care Services Portfolio	$564,228	$33,736	$8,912	$226,770	$269,418	$294,810
Industrials Portfolio	$133,299	$4,164	$2,830	$91,635	$98,630	$34,669
Insurance Portfolio	$29,939	$2,560	$148	$4,325	$7,033	$22,906
IT Services Portfolio	$152,514	$4,034	$3,625	$112,154	$119,813	$32,701
Leisure Portfolio	$132,266	$6,449	$2,424	$67,751	$76,624	$55,642
Materials Portfolio	$131,434	$6,491	$2,918	$66,516	$75,925	$55,509
Medical Technology and Devices Portfolio	$1,797,741	$123,340	$17,256	$564,242	$704,838	$1,092,903
Natural Gas Portfolio	$137,185	$7,250	$2,606	$64,664	$74,520	$62,665
Natural Resources Portfolio	$341,329	$17,481	$6,954	$166,482	$190,917	$150,412
Pharm- aceuticals Portfolio	$972,916	$71,892	$12,237	$253,892	$338,021	$634,895
Retailing Portfolio	$388,034	$23,677	$4,777	$151,249	$179,703	$208,331
Semi- conductors Portfolio	$3,896,141	$331,401	$18,140	$582,009	$931,550	$2,964,591
Software and IT Services Portfolio	$748,005	$54,230	$10,688	$205,627	$270,545	$477,460
Technology Portfolio	$7,210,876	$544,984	$76,518	$1,760,633	$2,382,136	$4,828,740
Telecomm- unications Portfolio	$1,373,802	$113,824	$12,473	$235,346	$361,643	$1,012,163
Trans- portation Portfolio	$158,103	$8,587	$2,336	$72,197	$83,121	$74,982
Utilities Portfolio	$50,060	$1,172	$983	$38,336	$40,491	$9,569
Wireless Portfolio	$137,463	$10,957	$1,366	$27,869	$40,192	$97,271

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Communication Services Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio are funds of Fidelity Select Portfolios, an open-end management investment company created under an initial declaration of trust dated November 20, 1980. On October 1, 2016, Electronics Portfolio changed its name from Electronics Portfolio to Semiconductors Portfolio. On January 1, 2016, Medical Delivery Portfolio changed its name from Medical Delivery Portfolio to Health Care Services Portfolio. On January 1, 2016, Software and Computer Services Portfolio changed its name from Software and Computer Services Portfolio to Software and IT Services Portfolio. On January 1, 2018, Medical Equipment and Systems Portfolio changed its name from Medical Equipment and Systems Portfolio to Medical Technology and Devices Portfolio. As of the funds' most recently completed fiscal year end, there are 42 funds offered in Fidelity Select Portfolios: Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Communication Services Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Fidelity Flex℠ Real Estate Fund, Fidelity® International Real Estate Fund, Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. SelectCo believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. JPMorgan Chase Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

SelectCo, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by SelectCo. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized SelectCo, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Each fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons SelectCo believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by SelectCo, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. SelectCo relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

SelectCo, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended February 28, 2018, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Select Portfolios, Fidelity Investments & Pyramid Design, VIP FundsManager, and Fidelity Advisor are registered service marks of FMR LLC. © 2018 FMR LLC. All rights reserved.

Fidelity Flex is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

Supplement to the
Fidelity® Select Portfolios®
April 28, 2018
As Revised November 30, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Communications Equipment Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Ms. Tall as of August 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$833	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Communications Equipment Portfolio ($236 (in millions) assets managed).

As of August 31, 2018, the dollar range of shares of Communications Equipment Portfolio beneficially owned by Ms. Tall was none.

The following information supplements information for Technology Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Ms. Gupta as of July 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$9,887	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Technology Portfolio ($6,316 (in millions) assets managed).

As of July 31, 2018, the dollar range of shares of Technology Portfolio beneficially owned by Ms. Gupta was none.

The following information supplements information for Retailing Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. Shepov as of May 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$2,567	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Retailing Portfolio ($2,567 (in millions) assets managed).

As of May 31, 2018, the dollar range of shares of Retailing Portfolio beneficially owned by Mr. Shepov was none.

The following information supplements information for Gold Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. Calhoun as of September 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,061	none	$3
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Gold Portfolio ($1,061 (in millions) assets managed).

As of September 30, 2018, the dollar range of shares of Gold Portfolio beneficially owned by Mr. Calhoun was $100,001 - $500,000.

The following information supplements information for Consumer Finance Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. Culp as of September 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$105	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Consumer Finance Portfolio ($105 (in millions) assets managed).

As of September 30, 2018, the dollar range of shares of Consumer Finance Portfolio beneficially owned by Mr. Culp was none.

The following information supplements information for Energy Service Portfolio found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. Fitzmaurice as of September 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$397	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Energy Service Portfolio ($397 (in millions) assets managed).

As of September 30, 2018, the dollar range of shares of Energy Service Portfolio beneficially owned by Mr. Fitzmaurice was none.

SELB-18-11 1.475630.212	November 30, 2018